                                                                    Exhibit 10.3















                                   BUCA, INC.
                          EMPLOYEE STOCK OWNERSHIP PLAN











                                                              September 30, 1996

                                   BUCA, INC.

                          EMPLOYEE STOCK OWNERSHIP PLAN

                                Table of Contents

                                                                          Page
                                                                          ----


ARTICLE 1.  HISTORY AND PURPOSES OF THE PLAN..............................  1

   Section 1.1 - Creation of Plan.........................................  1
   Section 1.2 - Purposes of the Plan.....................................  1
   Section 1.3 - Exclusive Benefit........................................  1

ARTICLE 2.  DEFINITIONS AND GENDER........................................  1

   Section 2.1 - Definitions..............................................  1
           2.1.1 - Account................................................  1
           2.1.2 - Accounting Date........................................  2
           2.1.3 - Administrator..........................................  2
           2.1.4 - Affiliate..............................................  2
           2.1.5 - Allocation Date........................................  2
           2.1.6 - Alternate Payee........................................  2
           2.1.7 - Annual Addition........................................  2
           2.1.8 - Beneficiary or Beneficiaries...........................  3
           2.1.9 - Code...................................................  3
           2.1.10 - Committee.............................................  3
           2.1.11 - Computation Year......................................  3
           2.1.12 - Credited Compensation.................................  3
           2.1.13 - Designated Beneficiary................................  4
           2.1.14 - Disability............................................  4
           2.1.15 - Employee..............................................  4
           2.1.16 - Employer..............................................  4
           2.1.17 - Entry Date............................................  4
           2.1.18 - Fair Market Value.....................................  4
           2.1.19 - 415 Compensation......................................  5
           2.1.20 - Highly Compensated Employee...........................  5
           2.1.21 - Hour of Service.......................................  7
           2.1.22 - Limitation Year.......................................  9
           2.1.23 - Maximum Permissible Amount............................  9
           2.1.24 - Nonhighly Compensated Employee........................  9
           2.1.25 - Normal Retirement Date................................ 10
           2.1.26 - One-Year Break in Service............................. 10
           2.1.27 - Participant........................................... 10
           2.1.28 - Participating Affiliate............................... 10
           2.1.29 - Plan.................................................. 10
           2.1.30 - Plan Year............................................. 10
           2.1.31 - Qualified Domestic Relations Order.................... 10
           2.1.32 - Stock................................................. 12

           2.1.33 - Trust................................................. 12
           2.1.34 - Trust Agreement....................................... 12
           2.1.35 - Trustee............................................... 13
           2.1.36 - Unallocated Stock Account............................. 13
           2.1.37 - Year of Service....................................... 13
   Section 2.2 - Gender and Number........................................ 13

ARTICLE 3.  ELIGIBILITY TO PARTICIPATE.................................... 13

   Section 3.1 - Eligibility.............................................. 13
   Section 3.2 - Additional Eligibility Rules............................. 13

ARTICLE 4.  CONTRIBUTIONS FOR PLAN........................................ 14

   Section 4.1 - Contributions............................................ 14
   Section 4.2 - Time and Form of Making Employer Contribution............ 14
   Section 4.3 - Make-up Contributions for Omitted Participants........... 14

ARTICLE 5.  ALLOCATION OF EMPLOYER CONTRIBUTION TO ACCOUNTS............... 14

   Section 5.1 - Allocation and Accrual Rules............................. 14
   Section 5.2 - Restrictions on Annual Additions......................... 15
           5.2.1 - Maximum Amount - Differing Allocation Dates............ 15
           5.2.2 - Maximum Amount - Coincidental Allocation Date.......... 15
           5.2.3 - Reduction of Annual Additions.......................... 15
           5.2.4 - Effect of Reduction.................................... 16
           5.2.5 - Limiting Contributions to Suspense Account............. 17
           5.2.6 - Limitation if Defined Benefit Plan..................... 17
   Section 5.3 - Credit to Accounts....................................... 17
   Section 5.4 - Special Limitations On Allocation of Stock to
                 Participants Making Section 1042 Election................ 17

ARTICLE 6.  INVESTMENT AND ADJUSTMENT OF ACCOUNTS......................... 18

   Section 6.1 - Investment of Accounts................................... 18
   Section 6.2 - Acquisition of Stock for Stock Accounts.................. 19
   Section 6.3 - Authority for Trustee to Borrow.......................... 19
   Section 6.4 - Release of Shares from the Unallocated Stock Account..... 19
   Section 6.5 - Application of Funds..................................... 20
   Section 6.6 - Adjustment of Accounts................................... 21
   Section 6.7 - Voting of Stock.......................................... 22
   Section 6.8 - Forfeitures.............................................. 23

ARTICLE 7.  DISTRIBUTION OF BENEFITS...................................... 23

   Section 7.1 - Benefits Payable......................................... 23
   Section 7.2 - Mode and Timing of Paying Benefits....................... 23
   Section 7.3 - Normal Retirement........................................ 25
   Section 7.4 - Death.................................................... 25
   Section 7.5 - Disability............................................... 27
   Section 7.6 - Resignation or Discharge................................. 27
   Section 7.7 - Termination of Plan...................................... 27
   Section 7.8 - Claims Procedure......................................... 27
   Section 7.9 - Missing Persons.......................................... 28

   Section 7.10 - Diversification......................................... 28
   Section 7.11 - Dividend Distribution................................... 29
   Section 7.12 - Direct Rollovers........................................ 30
           7.12.1 - General Rule.......................................... 30
           7.12.2 - Definitions........................................... 30
           7.12.3 - Procedures............................................ 31

ARTICLE 8.  ADMINISTRATION................................................ 32

   Section 8.1 - Administrator............................................ 32
   Section 8.2 - Delegation............................................... 32
   Section 8.3 - Committee................................................ 32
   Section 8.4 - Reports and Records...................................... 33
   Section 8.5 - Payment of Expenses...................................... 33
   Section 8.6 - Indemnification.......................................... 33

ARTICLE 9.  AMENDMENT TO AND TERMINATION OF PLAN.......................... 33

   Section 9.1 - Amendments............................................... 33
   Section 9.2 - Termination of Plan...................................... 34
   Section 9.3 - Time of Termination...................................... 34
   Section 9.4 - Distributions............................................ 34
   Section 9.5 - Partial Termination...................................... 35

ARTICLE 10.  MISCELLANEOUS................................................ 35

   Section 10.1 - No Guaranty of Employment............................... 35
   Section 10.2 - Construction of Agreement............................... 35
   Section 10.3 - Spendthrift Provision................................... 35
   Section 10.4 - Headings................................................ 36
   Section 10.5 - Limitation on Employer's and Trustee's Liability........ 36
   Section 10.6 - Return of Contributions................................. 36
   Section 10.7 - Merger.................................................. 36
   Section 10.8 - Military Leaves......................................... 36

ARTICLE 11.  AGREEMENT TO PURCHASE STOCK.................................. 36

   Section 11.1 - Stock Subject to this Article........................... 36
   Section 11.2 - Put Option.............................................. 37
   Section 11.3 - Right of First Refusal.................................. 38
   Section 11.4 - Nonlapse................................................ 39

ARTICLE 12.  TOP HEAVY PLAN PROVISIONS.................................... 39

   Section 12.1 - Special Definitions..................................... 39
           12.1.1 - Determination Date.................................... 39
           12.1.2 - Key Employee.......................................... 39
           12.1.3 - Permissive Aggregation Group.......................... 40
           12.1.4 - Required Aggregation Group............................ 41
           12.1.5 - Super Top Heavy Plan.................................. 41
           12.1.6 - Top Heavy Plan........................................ 41
           12.1.7 - Top Heavy Ratio....................................... 41
           12.1.8 - Valuation Date........................................ 42
   Section 12.2 - Minimum Allocation...................................... 42
   Section 12.3 - Vested Account Balance.................................. 44

   Section 12.4 - Limitation on Benefits.................................. 44

ARTICLE 13.  PARTICIPATION BY AFFILIATES.................................. 44

   Section 13.1 - In General.............................................. 44
   Section 13.2 - Adoption................................................ 44
   Section 13.3 - Administration.......................................... 45
   Section 13.4 - Amendment............................................... 45
   Section 13.5 - Termination or Withdrawal............................... 45
   Section 13.6 - Application of Terms of the Plan........................ 46
           13.6.1 - Eligibility........................................... 46
           13.6.2 - Determination of Contributions........................ 46
           13.6.3 - Allocation of Contributions and Forfeitures........... 46
           13.6.4 - Distributions......................................... 46
   Section 13.7 - Interpretation.......................................... 46

                                   BUCA, INC.
                          EMPLOYEE STOCK OWNERSHIP PLAN

ARTICLE 1.  HISTORY AND PURPOSES OF THE PLAN

         Section 1.1 - Creation of Plan. BUCA, Inc. (the "Employer"), a corporation organized and existing under the laws of the State of Minnesota, originally adopted this employee stock ownership plan as a frozen plan for the benefit of its eligible employees and employees of its affiliates effective September 30, 1996. The plan is a spin-off from the Parasole Restaurant Holdings, Inc. Employees Stock Ownership Trust, which was originally adopted January 1, 1989. This plan shall be known as the BUCA, Inc. Employee Stock Ownership Plan (the "Plan"). The Plan is intended to meet the requirements of
Section 401(a) of the Code. The Plan is a stock bonus plan, is designed to invest primarily in Stock, and is intended to be an employee stock ownership plan within the meaning of Section 4975(e)(7) of the Code.

         The provisions of this Plan shall apply only to individuals employed by the Employer or a Participating Affiliate on or after September 30, 1996.

         Section 1.2 - Purposes of the Plan. The principal purpose of the Plan is to hold for each eligible Employee his equity interest in Stock and other assets accumulated under the Parasole Restaurant Holdings, Inc. Employees Stock Ownership Trust and thereby to promote in the eligible Employees a strong interest in the successful operation of the Employer, loyalty to the Employer, and increased productivity in their work.

         Section 1.3 - Exclusive Benefit. In no event shall any part of the principal or income held under the Plan be paid to or become vested in the Employer, or be used for any purpose whatsoever other than for the exclusive benefit of Participants and their Beneficiaries, except as specifically provided herein to the contrary.

ARTICLE 2.  DEFINITIONS AND GENDER

         Section 2.1 - Definitions. Whenever used in the Plan, the following terms shall have the respective meanings set forth below, unless the context clearly requires otherwise, and when the defined meaning is intended, the term is capitalized:

                  Section 2.1.1 - "Account" means the record of the combined Stock Account and General Investments Account credited to an individual. The Stock Account means the record of the total shares of Stock credited to an individual under the Plan. The General Investments Account means the record of the non-Stock amounts credited to an individual under the Plan. Shares of common stock of Parasole Restaurant Holdings, Inc. shall be held in a subaccount of the General Investments Account, referred to as the Parasole Subaccount, to the extent such shares have been allocated to Participants. A separate Stock Account and General Investments Account shall be maintained for each Participant. As of September 30, 1996, a Participant's Account shall consist solely of the Stock and other amounts that were credited to the Participant as of that date under the Parasole Restaurant Holdings, Inc. Employees Stock Ownership Trust immediately prior to the spin-off of this Plan.

                  Section 2.1.2 - "Accounting Date" means December 31 of each Plan Year.

                  Section 2.1.3 - "Administrator" means BUCA, Inc., for purposes of Section 3(16)(A) of the Employee Retirement Income Security Act of 1974, as amended. For periods when a Committee is operating pursuant to the provisions of Section 8.3, Administrator shall be deemed to refer to the Committee to the extent of the duties and obligations delegated to such Committee.

                  Section 2.1.4 - "Affiliate" means a group of entities, including the Employer, which constitutes a controlled group of corporations (as defined in Section 414(b) of the Code), a group of trades or businesses (whether or not incorporated) under common control (as defined in Section 414(c) of the Code), and members of an affiliated service group (within the meaning of Section 414(m) of the Code) and any other entity required to be aggregated with the Employer pursuant to regulations under Section 414(o) of the Code. For purposes of Section 5.2 of the Plan, Section 415(h) of the Code shall apply.

                  Section 2.1.5 - "Allocation Date" means the date with respect to which all or a portion of Employer contributions are allocated to Accounts.

                  Section 2.1.6 - "Alternate Payee" means any spouse, former spouse, child or other dependent of a Participant who is recognized by a domestic relations order as having a right to receive all, or a portion of, the benefits payable under the Plan with respect to such Participant.

                  Section 2.1.7 - "Annual Addition" means, with respect to each Participant, the sum for the Limitation Year, of the following amounts allocated to his accounts in all qualified defined contribution plans:
         (1) all contributions by any Affiliate; (2) all forfeitures; (3) the Participant's after-tax contributions, if permitted, and (4) allocations under a simplified employee pension by any Affiliate.

                  Annual Additions for a Limitation Year also include amounts allocated to the Unallocated Stock Account pursuant to Section 5.2 used to reduce contributions for such Limitation Year. Amounts allocated to an individual medical account, as defined in Section 415(1)(2) of the Code, which is a part of a qualified pension or annuity plan maintained by an Affiliate, are treated as Annual Additions to a defined contribution plan. Also, amounts derived from contributions which are attributable to post-retirement medical benefits allocated to the separate account of a Key Employee, as defined in Section 4l9A(d)(3) of the Code, under a welfare benefit fund, as defined in Section 419(e) of the Code, maintained by an Affiliate, are treated as Annual Additions to a defined contribution plan.

                  If, for any Limitation Year, no more than one-third of the Affiliate contributions to the Plan which are deductible under Section 404(a)(9) of the Code are allocated to Highly Compensated Employees, then for such Limitation Year, allocations of (a) forfeitures of Stock, if such Stock was acquired with the proceeds of a loan described in
         Section 6.3, or (b) Affiliate contributions which are used to pay interest on the loan and are deductible under Section 404(a)(9)(B) of the Code and charged (directly or indirectly) against a Participant's Account shall not be treated as Annual Additions.

                  Section 2.1.8 - "Beneficiary" or "Beneficiaries" means such person or persons who at any particular time shall be entitled to receive a distribution from the Trust in the event of the death of a Participant.

                  Section 2.1.9 - "Code" means the Internal Revenue Code of 1986, as amended, and any successor tax code. References to a Code section shall be deemed to be to that section or any successor to that section.

                  Section 2.1.10 - "Committee" means the administrative committee which the Employer may establish under the provisions of
         Article 8 of the Plan.

                  Section 2.1.11 - "Computation Year" shall mean a consecutive 12-month period used to measure service for purposes of determining an Employee's eligibility for participation in the Plan, vesting, and allocation of contributions. For purposes of eligibility for participation in the Plan, the Computation Year shall mean a consecutive 12-month period measured from the date an Employee first completes an Hour of Service; provided, however, that if the Employee fails to complete 1,000 Hours of Service during such initial 12-month period, the Computation Period shall be the Plan Year commencing with the Plan Year that includes the first anniversary of the date on which the Employee first completes an Hour of Service, and succeeding Plan Years. For purposes of computing service for vesting and allocation of contributions, the Computation Period shall be each Plan Year and shall include periods prior to the adoption of the Plan.

                  Section 2.1.12 - "Credited Compensation" of a Participant means all compensation as defined in Treasury Regulation ss. 1.415-2(d)(11)(i), which consists of wages for the applicable period within the meaning of Section 3401(a) of the Code and all other payments of compensation to the Participant by an Affiliate (in the course of the Affiliate's trade or business) for which the Affiliate is required to furnish the Participant a written statement under Sections 6041(d), 6051(a)(3) and 6052 of the Code ("W-2 wages"). Credited Compensation must be determined without regard to any rules under section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed.

                  In the case of an Employee who is a participant in a plan sponsored by the Employer which is described in Section 125 or 401(k) of the Code, the term Credited Compensation shall include any amount which would be included in the definition of Credited Compensation, but for the Employee's election to reduce his compensation and have the amount of the reduction contributed to the cafeteria plan or 401(k) plan on his behalf.

                  Amounts paid by the Employer during a Plan Year to a person who is covered by a collective bargaining agreement to which the Employer is a party which excludes said individual (by category or class) from participation in the Plan for any part of a Plan Year shall be disregarded, except to the extent specifically provided to the contrary in said agreement. For Plan Years beginning on or after January 1, 1997, compensation paid during a Plan Year prior to the Entry Date when an individual first participates shall be disregarded. Prior to January 1, 1997, Credited Compensation means compensation paid during the entire year.

                  In addition to any other limitations contained in this definition, Credited Compensation for a Plan Year shall be limited to $150,000 (as adjusted for cost-of-living increases pursuant to Section 401(a)(17)(B) of the Code).

                  Section 2.1.13 - "Designated Beneficiary" means any individual other than the Participant's spouse designated or deemed designated by a Participant (or if the Participant is deceased, designated or deemed designated by the surviving spouse of the Participant) as a Beneficiary.

                  Section 2.1.14 - "Disability" means a medically determinable physical or mental impairment of a Participant which renders the Participant permanently incapable of performing the duties which he was employed to perform for the Employer when such impairment commenced and also incapable of performing other work which the Employer offers to employ him to perform at comparable compensation. The disability of a Participant shall be determined by a licensed physician selected or approved by the Administrator, in accordance with uniform rules established by the Administrator.

                  Section 2.1.15 - "Employee" means any person, including an officer, who is employed as a common law employee by the Employer.

                  An individual shall be considered to be an Employee if such individual is a leased employee within the meaning of Section 414(n)(2) of the Code, but only if (a) leased employees constitute more than twenty percent (20%) of Nonhighly Compensated Employees or (b) the individual is not covered by a qualified money purchase pension plan maintained by the leasing organization providing a nonintegrated employer contribution rate of at least ten percent (10%) and providing for full and immediate vesting.

                  Section 2.1.16 - "Employer" means BUCA, Inc., which is a Minnesota corporation. The term "Employer" also includes any Participating Affiliates, except where expressly provided otherwise or where the context indicates a narrower meaning is intended.

                  Section 2.1.17 - "Entry Date" for Plan Years beginning before January 1, 1997, means each June 30 and December 31. For Plan Years beginning on or after January 1, 1997, the Entry Dates are each January 1 and July 1.

                  Section 2.1.18 - "Fair Market Value" of Stock as of any date shall be the amount determined by the Administrator in good faith and based on all relevant factors for determining the fair market value of such Stock. With respect to Stock not readily tradable on an established securities market, the Administrator shall retain the services of an outside independent appraiser to determine the fair market value of the Stock as of any date or dates as the Administrator shall specify, and the value so determined shall be declared to be the Fair Market Value of such Stock on said date. For transactions with persons who are not disqualified persons (within the meaning of Section 4975(e)(2) of the Code) such value shall be used for all of such transactions until a new Fair Market Value has been determined by the Administrator. For transactions with persons who are disqualified persons, the Fair Market Value shall be determined as of the date of the transaction. The Trustee may disregard the determination of Fair Market Value made by the Administrator and make its own determination of Fair Market Value in applying any of the provisions of the Plan, but with respect to Stock not readily tradable on an established securities market such determination shall be made by an outside independent appraiser selected by the Trustee.

                  Section 2.1.19 - "415 Compensation" of an Employee for any Limitation Year means the Employee's earned income, wages, salaries, and fees for professional services and other amounts paid for personal services actually rendered in the course of employment with the Employer during such year to the extent that such amounts are includible in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan (as described in Treasury Regulation Section 1.62-2(c))), and excluding the following:

                           (a) Employer contributions to a plan of deferred
                  compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation; provided, however, that for Limitation Years beginning after December 31, 1997, 415 Compensation shall include any elective deferral (as defined in Section 402(g)(3) of the Code), and any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includible in the gross income of the Employee by reason of Section 125 or 457 of the Code;

                           (b) Amounts realized from the exercise of a
                  nonqualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                           (c) Amounts realized from the sale, exchange or other
                  disposition of stock acquired under a qualified stock option; and

                           (d) Other amounts which received special tax
                  benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in Section 403(b) of the Code (whether or not the amounts are actually excludable from the gross income of the Employee).

                  If a Participant is self-employed, his 415 Compensation shall mean his earned income determined in accordance with Section 401(c) of the Code.

                  Section 2.1.20 - "Highly Compensated Employee" includes highly compensated active employees and highly compensated former employees.

                  For Plan Years beginning before January 1, 1997, a highly compensated active employee includes any Employee who performs service for the Employer during the determination year and who, during the look-back year: (i) received compensation from the Employer in excess of $75,000 (as adjusted pursuant to Code ss. 415(d)); (ii) received compensation from the Employer in excess of $50,000 (as adjusted pursuant to Code ss. 415(d)) and was a member of the top-paid group for such year; or (iii) was an officer of the Employer and received compensation during such year that is greater than 50% of the dollar limitation in effect under Code ss. 415(b)(i)(A). The term Highly Compensated Employee also includes: (i) Employees who are both described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and the Employee is one of the 100 employees who received the most compensation from the Employer during the determination year; and (ii) Employees who are five-percent owners at any time during the look-back year or determination year.

                  The top-paid group consists of the top 20% of Employees ranked on the basis of compensation received during the Plan Year. For purposes of determining the number of employees in the top-paid group, Employees described in Code ss. 414(q)(8) and Q & A 9(b) of Treasury Regulation ss. 1.414(q)-1T are excluded. The number of officers is limited to 50 or, if lesser, the greater of 3 Employees or 10% of all Employees. Further, all Affiliates are treated as one employer when applying these rules to determine the Highly Compensated Employees.

                  If no officer has satisfied the compensation requirement of
         (iii) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee.

                  For Plan Years beginning after December 31, 1996, a highly compensated active employee means any Employee who performs service for the Employer during the determination year and who: (i) received compensation from the Employer for the look-back year in excess of $80,000 (as adjusted pursuant to Code ss. 415(d)); or (ii) was a five-percent owner at any time during the look-back year or determination year.

                  The determination year shall be the Plan Year. The look-back year shall be the 12-month period immediately preceding the determination year.

                  A highly compensated former employee is any Employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Employer during the determination year, and was a highly compensated active employee for either the separation year or any determination year ending on or after the employee's 55th birthday.

                  For Plan Years beginning before January 1, 1997, if an Employee is, during a determination year or a look-back year, a family member of either (a) a five-percent owner who is an active or former employee or (b) a Highly Compensated Employee who is one of the ten most highly compensated employees ranked on the basis of compensation paid by the Employer during such year, then the family member and the five-percent owner or top-ten Highly Compensated Employee shall be aggregated. In such case, the family member and five-percent owner or top-ten Highly Compensated Employee shall be treated as a single Employee receiving compensation and plan contributions or benefits equal to the sum of such compensation and contributions or benefits of the family member and five-percent owner or top-ten Highly Compensated Employee. For this purpose, a "family member" means such Employee's spouse and lineal ascendants or descendants and the spouses of such lineal ascendants or descendants. The family aggregation rule set forth in this paragraph shall not apply for Plan Years beginning after December 31, 1996.

                  The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, the top 100 Employees, the number of Employees treated as officers and the compensation that is considered, will be made in accordance with Code ss. 414(q) and the regulations thereunder. For purposes of this definition, "compensation" for a determination year or look-back year shall mean the Employee's 415 Compensation for such period (i) without regard to Code ss. 125, and (ii) plus any Deferred Compensation for such period.

                  Section 2.1.21 - "Hour of Service" means:

                           (a) Each hour for which an Employee is paid or
                  entitled to payment for the performance of duties for an Affiliate.

                           (b) Each hour for which an Employee is paid, or
                  entitled to payment by an Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including Disability), layoff, jury duty, military duty or leave of absence. No more than 501 Hours of Service shall be credited under this paragraph for any single continuous period (whether or not such period occurs in a single Computation Year). Notwithstanding the foregoing, Hours of Service shall not be credited on account of payments made under a plan maintained solely for the purpose of complying with applicable workers' compensation, unemployment compensation, or disability insurance laws nor shall Hours of Service be credited on account of a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

                           (c) Each hour for which back pay, irrespective of
                  mitigation of damages, is either awarded or agreed to by an Affiliate and is not otherwise credited herein. These hours shall be credited to the Employee for the Computation Year or Years to which the award or agreement pertains rather than the Computation Year in which the award, agreement or payment is made.

                           (d) Hours required to be credited for any period of
                  service with the Armed Forces of the United States which the Employee entered from employment with an Affiliate on account of induction or enlistment under federal law, provided the Employee returns to employment with an Affiliate within the period prescribed by federal law during which his reemployment rights are protected by law or, in the absence of such a law, within 90 days from the date his release or discharge from military service is available.

                           (e) For purposes of paragraphs (a), (b), and (c),
                  payments shall be deemed to be made by or due from an Affiliate regardless of whether such payment is made by or due from an Affiliate directly or indirectly through, among others, a trust fund or insurer to which an Affiliate contributes or pays premiums, regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

                           (f) If an Employee's absence from work begins by
                  reason of a maternity or paternity absence described below, the Employee shall be deemed credited with the following Hours of Service only for purposes of determining whether the Employee has incurred a One-Year Break in Service. The hours deemed to be Hours of Service are those which otherwise would normally have been credited to such Employee under this Section, or if those hours may not be determined, eight Hours of Service per normal work day of absence. However, no more than 501 Hours of Service shall be credited for any single continuous period during the Employee's maternity or paternity absence. The hours shall be deemed to be Hours of Service in the Computation Year in which absence from work begins if an Employee would be prevented from incurring a One-Year Break in Service in such Computation Year solely because the period of absence is treated as Hours of Service, or in the immediately following Computation Year, if the Employee would not incur a One-Year Break in Service in the Computation Year in which the absence begins. For purposes of this paragraph, a maternity or paternity absence means an absence:

                                    (i) by reason of the pregnancy of the
                           Employee;

                                    (ii) by reason of the birth of a child of
                           the Employee;

                                    (iii) by reason of the placement of a child
                           with the Employee in connection with the adoption of such child by such Employee, or

                                    (iv) for purposes of caring for such child
                           for a period beginning immediately following such birth or placement.

                  However, if the Employee fails to furnish in a timely fashion to the Administrator such information as the Administrator may reasonably require from time to time to establish that the absence from work is for reasons of such pregnancy, birth, or placement of a child, such period shall be considered for purposes of determining whether the Employee has incurred a One-Year Break in Service.

                           (g) For any circumstance where it is necessary to
                  determine Hours of Service, the Administrator will determine and credit Hours of Service using the "actual hours" method. This method means the determination of Hours of Service shall be made from records of hours worked and hours for which the Employer makes payment or for which payment is due from the Employer.

                           (h) To the extent not otherwise provided herein, in
                  computing Hours of Service, the rules contained in paragraphs
                  (b) and (c) of Labor Regulation Section 2530.200b-2 are incorporated herein by reference.

                  Hours of Service shall be determined by the Administrator from the records determined by it to accurately reflect this information.

                  For purposes of computing Hours of Service, credit generally shall not be given with respect to service with predecessor entities of an Affiliate prior to the date it became an Affiliate, except that credit shall be given for all periods for which credit is required to be given pursuant to Section 414 of the Code. The Administrator also may, in accordance with uniform rules, determine that additional credit shall be given with respect to one or more predecessor or affiliated entities.

                  Section 2.1.22 - "Limitation Year" means the twelve-month period of January 1 to December 31.

                  Section 2.1.23 - "Maximum Permissible Amount" means, for a Limitation Year, with respect to any Participant, the lesser of (1) $30,000 (or if greater, 1/4 of the dollar limitation for defined benefit plans in effect under Code Section 415(b)(1)(A)) or (2) 25 percent of his 415 Compensation for the Limitation Year.

                  If for any Limitation Year, no more than one-third of the Affiliate contributions allocated pursuant to Section 5.1 which are deductible under Code Section 404(a)(9) are allocated to Highly Compensated Employees, then for said Limitation Year the dollar limitation of this Section shall not apply to:

                           (A) forfeitures of Stock if such Stock was acquired
                  with the proceeds of a loan as described in Code Section 404(a)(9)(A), or

                           (B) Employer contributions to the Plan which are
                  deductible under Code Section 404(a)(9)(B) and charged against the Participant's account.

                  Section 2.1.24 - "Nonhighly Compensated Employee" means an Employee who is neither (a) a Highly Compensated Employee nor (b) for Plan Years beginning before January 1, 1997, a family member of a Highly Compensated Employee who is a 5-percent owner (as defined in Code Section 414(q)) or in the group consisting of the ten Highly Compensated Employees paid the greatest 415 Compensation for the Plan Year.

         For this purpose, a "family member" means such Employee's spouse and lineal ascendants or descendants and the spouses of such lineal ascendants or descendants.

                  Section 2.1.25 - "Normal Retirement Date" means the first day of the month in which a Participant attains age sixty-five (65).

                  Section 2.1.26 - "One-Year Break in Service" means a Computation Year during which an individual completes 500 or fewer Hours of Service. Further, solely for the purpose of determining whether a Participant has incurred a One-Year Break in Service, Hours of Service shall be recognized for "authorized leaves of absence." An "authorized leave of absence" means an unpaid, temporary cessation from active employment with the Employer pursuant to an established nondiscriminatory policy, whether occasioned by illness, military service, or any other reason.

                  Section 2.1.27 - "Participant" shall mean any Employee who is eligible to participate in contributions to the Plan or who maintains an Account with a positive balance under the Plan. An Employee who becomes a Participant shall be considered to be a Participant until the earlier of his death, payment of all benefits from the Plan to him, or his forfeiture of all benefits under the Plan.

                  Section 2.1.28 - "Participating Affiliate" means any wholly owned subsidiary of the Employer (including subsidiaries of subsidiaries) existing on September 30, 1996. Participating Affiliate shall also include any other Affiliate, other than the Employer, which has adopted this Plan and which has not terminated participation or withdrawn pursuant to Article 13.

                  Section 2.1.29 - "Plan" means the BUCA, Inc. Employee Stock Ownership Plan, the terms and provisions of which are set forth herein as the same may be amended or restated from time to time.

                  Section 2.1.30 - "Plan Year" generally means the twelve-month period of January 1 to December 31. The period from September 30, 1996, through December 31, 1996, shall constitute a short Plan Year.

                  Section 2.1.31 - "Qualified Domestic Relations Order" means a domestic relations order which creates or recognizes the existence of an Alternate Payee's right to, or assigns to an Alternate Payee the right to receive all or a portion of the benefits payable with respect to the Participant under a Plan, provided the order clearly specifies certain facts and does not alter the amount or form of benefits.

                  A domestic relations order means any judgment, decree, or order, including approval of a property settlement agreement which relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child, or other dependent of the Participant. The order must be made pursuant to a State domestic relations law.

                  The order is deemed to clearly specify certain facts only if it specifies:

                           (a) the name and last known mailing address, if any,
                  of the Participant and the name and mailing address, if any, of each Alternate Payee covered by the order;

                           (b) the amount or percentage of the Participant's
                  benefits to be paid by the Plan to each such Alternate Payee, or the manner in which such amount or percentage is to be determined;

                           (c) the number of payments or period to which such
                  order applies; and

                           (d) each plan to which such order applies.

         If the Administrator has reason to know of the Participant's or Alternate Payee's current mailing address independently, an order shall not fail to clearly specify certain facts merely because it does not specify such address.

                  An order is deemed not to alter the amount or form of benefits only if it:

                           (1) does not require the Plan to provide any type or
                  form of benefit, or any option, not otherwise provided under the Plan;

                           (2) does not require the Plan to provide increased
                  benefits, determined on the basis of actuarial value; and

                           (3) does not require the payment of benefits to an
                  Alternate Payee which have been required to be paid to another Alternate Payee under another order previously determined to be a Qualified Domestic Relations Order.

                  In the case of any payment before a Participant has separated from service, a domestic relations order shall not be treated as failing to meet the requirements of not altering the amount or form of benefits solely because such order requires that payment of benefits be made to an Alternate Payee:

                           (A) following a reasonable period of time after the
                  Administrator determines that the order is qualified;

                           (B) as if the Participant had retired on the date on
                  which such payment is to begin under such order (but taking into account only the present value of the benefits actually accrued); and

                           (C) in any form in which such benefits may be paid
                  under the Plan to the Participant.

                  To the extent provided in any Qualified Domestic Relations Order, the former spouse of a Participant shall be treated as a surviving spouse of such Participant for purposes of Section 7.4.

                  The Administrator shall establish reasonable procedures to determine the qualified status of domestic relations orders and to administer distributions under such orders. When an Administrator receives a domestic relations order, he shall promptly notify the Participant and any other Alternate Payee of the receipt of such order and the Plan's procedures for determining the qualified status of such orders. Within a reasonable period after receipt of such order, the Administrator shall determine whether such order is a Qualified Domestic Relations Order and notify the Participant and each Alternate Payee of such determination.

                  During any period in which the issue of whether a domestic relations order is a Qualified Domestic Relations Order is being determined by the Administrator, a court of competent jurisdiction, or otherwise, the Administrator shall separately account for the amounts (the "segregated amounts") which would have been payable to the Alternate Payee during such period if the order had been determined to be a Qualified Domestic Relations Order. If within 18 months after the date payments are due to commence under the order, the order, or a modification thereof, is determined to be a Qualified Domestic Relations Order, the Administrator shall pay the segregated amounts, plus any interest thereon, to the person or persons entitled to them. If within the same 18-month period it is determined that the order is not a Qualified Domestic Relations Order, or the issue as to whether such order is a Qualified Domestic Relations Order is not resolved, the Administrator shall then pay the segregated amounts, plus any interest thereon, to the person or persons who would have been entitled to such amounts if there had been no order. However, if the Administrator is notified that the parties are attempting to cure the defects in the order, the Administrator shall continue to defer payment and separately account for the amounts until the end of the 18-month period. Any determination that an order is a Qualified Domestic Relations Order which is made after the close of the 18-month period shall be applied prospectively only.

                  Section 2.1.32 - "Stock" means any common stock of BUCA, Inc. which at the time of acquisition for the Plan is readily tradable on an established securities market, or if there is no common stock of BUCA, Inc. which is so tradable at the time of acquisition, common stock of BUCA, Inc. having a combination of the greatest voting and dividend rights or convertible preferred stock described in Code Section 409(l)(3). Securities meeting the above requirements, but issued by a corporation which is a member with BUCA, Inc. of a controlled group of corporations (within the meaning of Code Section 409(l)) shall also be considered to be Stock.

                  For purposes of applying the distribution rules in Article 7, the put option rules in Section 11.2, and the right of first refusal in
         Section 11.3, common stock of Parasole Restaurant Holdings, Inc. shall also be included within the term "Stock".

                  Section 2.1.33 - "Trust" shall mean all assets held by the Trustee pursuant to the terms of the Plan.

                  Section 2.1.34 - "Trust Agreement" means the trust agreement with the Trustee which Employer may establish, be a party to, or amend from time to time, containing such provisions as it deems necessary or desirable in order to carry the provisions of the Plan into effect.

                  Section 2.1.35 - "Trustee" means the individuals or the banking institution which shall accept the appointment to execute the duties of the Trustee as set forth in this document and the Trust Agreement.

                  Section 2.1.36 - "Unallocated Stock Account" shall mean Stock and other assets held in a segregated fund (and increases attributable to such assets) which have not been allocated to Stock Accounts because of the limitations of Section 5.2 hereof or because they were purchased with borrowed funds pursuant to the provisions of Article 6 hereof or transferred to such account pursuant to the terms hereof.

                  Section 2.1.37 - "Year of Service" shall mean an applicable Computation Year during which an Employee completes at least 1,000 Hours of Service.

         Section 2.2 - Gender and Number. Pronoun references herein shall be deemed to be of any gender relevant to the context, and words used in the singular shall include the plural.

ARTICLE 3.  ELIGIBILITY TO PARTICIPATE

         Section 3.1 - Eligibility. Each Employee who is not already a Participant shall commence participation in the Plan on the first Entry Date coincident with or next following the date on which the following requirements are first met:

                  a) The Employee is credited with one Year of Service for the applicable Computation Year which ends on or prior to the Entry Date;

                  b) The Employee attains age 21;

                  c) The Employee is not an independent contractor or leased employee within the meaning of Section 414(n) of the Code; and

                  d) The Employer, by action of its Board of Directors, has caused the Plan to no longer be a frozen plan.

         Notwithstanding the fact that the Plan is frozen as of September 30, 1996, any individual who (i) was a participant with a positive account balance in the Parasole Restaurant Holdings, Inc. Employees Stock Ownership Trust as of September 30, 1996, and (ii) either continued in employment with BUCA, Inc. or one of its subsidiaries after September 30, 1996, or became an employee of BUCA, Inc. or one of its subsidiaries on September 30, 1996, shall be a Participant in this Plan effective September 30, 1996. In addition, an Employee who establishes an Account under this Plan after September 30, 1996, as a result of a trustee-to-trustee transfer from the Parasole Restaurant Holdings, Inc. Employees Stock Ownership Trust (which shall be permitted in the Employer's discretion) shall be a Participant.

         Section 3.2 - Additional Eligibility Rules. Notwithstanding anything in
Section 3.1 to the contrary:

                  a) The Plan does not apply any break in service rule for determining service credited for eligibility purposes.

                  b) An Employee who has satisfied the eligibility requirements set forth in Section 3.1 but terminates employment prior to his initial Entry Date will become a

         Participant on his employment recommencement date, or if later, the date that would have been his initial Entry Date if he had not terminated, provided he meets the requirements of Section 3.1(b) and
         (c).

ARTICLE 4.  CONTRIBUTIONS FOR PLAN

         Section 4.1 - Contributions. The Employer may contribute to the Trust for each Plan Year, such amount, if any, as the Board of Directors of the Employer shall determine for such Plan Year by resolution, which resolution shall specify the amount to be so contributed or a definite formula for determining the amount to be so contributed. As of the date of its adoption of this Plan, however, the Employer intends to maintain this Plan as a frozen plan for the purpose of holding and distributing benefits accrued under a predecessor plan.

         Section 4.2 - Time and Form of Making Employer Contribution. The Employer may make its contribution, if any, for any Plan Year, or partial payments of such contribution, at any time during such Plan Year, or on or after the Accounting Date for such Plan Year but not later than the date which is prescribed by law for the filing of the Employer's federal income tax return for such Plan Year (including extensions thereof). A contribution to a Plan may be made in cash or in the form of Stock.

         Section 4.3 - Make-up Contributions for Omitted Participants. If, after the Employer's contribution for a Plan Year has been made and allocated, it should appear that, through oversight or a mistake of fact or law, a Participant (or an Employee who should have been considered a Participant) who should have been entitled to share in such contribution received no allocation or received an allocation which was less than he should have received, the Employer may, at its election, and in lieu of reallocating the prior contribution, make a special make-up contribution for the Account of such Participant in an amount adequate to provide for him the same percentage of his Credited Compensation paid to him within such Plan Year as would have been allocated to his Account if such oversight or mistake had not been made.

ARTICLE 5.  ALLOCATION OF EMPLOYER CONTRIBUTION TO ACCOUNTS

         Section 5.1 - Allocation and Accrual Rules. Any contribution to be made to the Trust by the Employer for a Plan Year and forfeitures, if any, shall be allocated among the Participants who are Employees of such Employer during that Plan Year and satisfy the eligibility requirements of Article 3, provided each Participant meets each of the following accrual requirements:

                  a) He is employed by the Employer or a Participating Affiliate on the last day of such Plan Year; and

                  b) He is credited with at least 1,000 Hours of Service for such Plan Year.

         An individual shall not be considered as employed on the last day of a Plan Year solely by reason of entitlement to vacation, severance or similar benefits if there has been any event of separation where the individual is not to provide further services in exchange for the payments.

         Any contribution to be made to the Trust by the Employer for a Plan Year and forfeitures, if any, shall be allocated among the individuals entitled to participate in the Employer's contribution for such Plan Year in the proportion that the Credited Compensation for such Plan Year paid to such an individual by the Employer bears to the Credited Compensation paid to all such individuals by the Employer for such Plan Year.

         If more than one class of Stock is being allocated among Participants, a separate allocation shall be made for each class or type of stock. If stock and cash are being allocated among Participants, the stock shall be allocated separately from the cash.

         Section 5.2 - Restrictions on Annual Additions. The benefits under the Plan shall be subject to the following rules:

                  Section 5.2.1 - Maximum Amount - Differing Allocation Dates. The amount of the Annual Additions which may be allocated under this Plan to any Participant's Account as of any Allocation Date shall not exceed the Maximum Permissible Amount, reduced by the sum of any allocations of Annual Additions made to the Participant's Accounts under this Plan and any other defined contribution plan or welfare benefit plan, as defined in Section 419(e) of the Code, maintained by an Affiliate as of any preceding Allocation Date within the Limitation Year. Annual Additions attributable to a welfare benefit fund will be deemed to have been allocated prior to any defined contribution plan allocations regardless of the actual allocation date.

                  Prior to determining the Participant's actual 415 Compensation for the Limitation Year the Employer may determine the Maximum Permissible Amount for a Participant on the basis of a reasonable estimation of the Participant's 415 Compensation for the Limitation Year, uniformly determined for all Participants similarly situated. As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's actual 415 Compensation for the Limitation Year.

                  Section 5.2.2 - Maximum Amount - Coincidental Allocation Date. If an Allocation Date of this Plan coincides with an Allocation Date of any other plan or fund described in Section 5.2.1, the amount of Annual Additions to be allocated on behalf of a Participant under this Plan as of such date shall not exceed the maximum amount described in Section
         5.2.1 which can be allocated during the balance of the Limitation Year, reduced by the allocations to be made to the other plan or fund as of the Allocation Date without regard to the Section 5.2, but in no event shall the remainder be less than zero. Annual Additions attributable to a welfare benefit fund will be deemed to have been allocated prior to any defined contribution plan allocations regardless of the actual allocation date.

                  Section 5.2.3 - Reduction of Annual Additions. If the Annual Addition under this Plan and other plans or funds on behalf of a Participant is to be reduced as of any Allocation Date as a result of Sections 5.2.1 and 5.2.2, such reduction shall be effected by reducing the allocations of Annual Additions to the accounts of said Participant under said plans and funds as follows:

                           (a) If all of said other plans and funds contain a
                  provision substantially similar to this Section 5.2, then the reduction shall be accomplished in the following order, but only to the extent a category of contribution is made as of the Allocation Date to the plan to which the excess amount is assigned under Sections 5.2.1 and 5.2.2: (i) nondeductible voluntary contributions, (ii) salary reduction contributions made by an Affiliate which are not matched by other contributions by the Affiliate, (iii) salary reduction contributions made by an Affiliate which are matched by other contributions by the Affiliate, (iv) contributions made by an Affiliate which are not salary reduction contributions, including first matching contributions made by an Affiliate, (v) forfeitures, and (vi) any contributions to a welfare benefit fund of an Affiliate. If contributions or forfeitures for more than one Affiliate are present, any reduction of such amounts shall be made proportionately. This Section 5.2.3 shall be applied to all categories until the required reduction has been effected.

                           (b) If one or more of the other defined contribution
                  plans having an allocation date coinciding with the Allocation Date under this Plan do not have a provision similar to this
                  Section 5.2, the provisions of this Section 5.2.3 shall be applied to this Plan after giving effect to allocation of Annual Additions of such other plans.

                  Section 5.2.4 - Effect of Reduction. If, as a result of the preceding Sections of this Section 5.2, the allocation of Annual Additions under this Plan is reduced, any reduction of Employer contributions or forfeitures consisting of contributions or forfeitures pursuant to Section 5.1 shall be used to purchase Stock (if the amount is not already in the form of Stock).

                           (a) If an allocation of Employer contributions under
                  this Plan would result in an excess amount being allocated to a Participant's Account, the Plan Administrator will allocate and reallocate the excess amount to the remaining Participants who are eligible for an allocation of Employer contributions for the Plan Year in which the Limitation Year ends. This reallocation shall be based on the allocation method of
                  Section 5.1 as if the Participant whose Account otherwise would receive the excess amount in not eligible for an allocation of Employer contributions.

                           (b) If the allocation and reallocation of the excess
                  amounts pursuant to the preceding paragraph would cause each Participant to exceed the Maximum Permissible Amount for the Limitation Year, then the Plan Administrator will hold the excess amount unallocated in an Unallocated Stock Account for said Limitation Year, and such amount shall be used to reduce Employer contributions (including any allocation of forfeitures) for all Participants for the next and succeeding Limitation Years until all of such unallocated amounts have been allocated to Participants. Stock in the Unallocated Stock Account which has been added as a result of this Section 5.2 shall be allocated to Participants prior to allocating any other contributions made by the Employer, in the same order in which said Stock was added to the Unallocated Stock Account. In the event of termination of the Plan, such amounts shall revert to the Employer to the extent that they may not then be allocated to any Participant pursuant to Section 5.1.

                  Section 5.2.5 - Limiting Contributions to Suspense Account. The Employer shall not contribute an amount that would cause an allocation to the suspense account under this Section 5.2 as of the date the contribution is allocated. If the contribution is made prior to the date as of which it is to be allocated, then such contribution shall not exceed an amount that would cause an allocation to the suspense account under this Section 5.2 if the date of contribution were an Allocation Date. The suspense account shall not participate in the allocation of investment gains or losses.

                  Section 5.2.6 - Limitation if Defined Benefit Plan. This
         Section 5.2.6 shall apply only to Limitation Years beginning before January 1, 2000. If a Participant is, was, or ever could become a participant in a qualified defined benefit plan maintained by an Affiliate, the sum of the Participant's defined contribution plan fraction and defined benefit plan fraction shall not exceed 1.0 in any Limitation Year. For purposes of the preceding sentence, the defined benefit and defined contribution plan fraction shall be determined pursuant to Section 415 of the Code. The annual benefit otherwise payable under all defined benefit plans of the Affiliates shall be reduced prior to reductions of Annual Additions under defined contribution plans of the Affiliates, unless specifically provided otherwise in such defined benefit plans.

         Section 5.3 - Credit to Accounts. After the allocations of contributions and forfeitures for a Plan Year have been made, each Stock Account shall be credited with any Stock contributed and each General Investments Account shall be credited with cash contributed as of the Accounting Date for that Plan Year, but the fact that allocations are so made and credited to Accounts shall not vest in any Participant or Beneficiary any right, title or interest in or to any of the assets of the Trust except at the time or times and upon the terms and conditions set forth in the Plan.

         Section 5.4 - Special Limitations On Allocation of Stock to Participants Making Section 1042 Election. No portion of the assets of the Plan attributable to (or allocable in lieu of) Stock meeting the requirements of Code
Section 409(1) acquired by the Plan in a sale to which Code Section 1042 applies may accrue (or be allocated directly or indirectly under any plan of an Affiliate meeting the requirements of Code Section 401(a))-

                  A) During the nonallocation period, for the benefit of-

                           (i) any taxpayer who makes an election under Code
                  Section 1042(a) with respect to Stock meeting the requirements of Code Section 409(1),

                           (ii) any individual who is related to the taxpayer
                  (within the meaning of Code Section 267(b)), or

                  B) For the benefit of any other person who owns (after application of Code Section 318(a)) more than 25 percent of-

                           (i) any class of outstanding stock of the corporation
                  which issued such Stock meeting the requirements of Code
                  Section 409(1) or of any corporation which is a member of the same controlled group of corporations (within the meaning of Code Section 409(1)(A)) as such corporation, or

                           (ii) the total value of any class of outstanding
                  stock of any such corporation.

         For purposes of subparagraph (B) of this Section 5.4, Code Section 318(a) shall be applied without regard to the employee trust exception in paragraph (2)(B)(i) of Code Section 318(a).

         Paragraph (A)(ii) above shall not apply to any individual if:

                  i) such individual is a lineal descendant of the taxpayer, and

                  ii) the aggregate amount allocated to the benefit of all such lineal descendants during the nonallocation period does not exceed more than 5 percent of the Stock meeting the requirements of Code Section 409(1) (or amounts allocated in lieu thereof) held by the Plan which are attributable to a sale to the Plan by any person related to such descendants (within the meaning of Code Section 267(c)(4)) in a transaction to which Code Section 1042 applied. The allocations under
         Section 5.1 shall be limited to the extent necessary to avoid exceeding this 5 percent limit.

         A person shall be treated as exceeding the stock ownership limitation under paragraph (B) above if such person exceeds such limitation:

                  i) at any time during the 1-year period ending on the date of the Plan's acquisition of Stock in a sale to which Code Section 1042 applies, or

                  ii) on the date as of which such Stock is allocated to Participants in the Plan.

         For purposes of this Section 5.4, the term "nonallocation period" means the period beginning on the date of sale of such Stock and ending on the later of:

                  i) the date which is ten years after the date of sale of such Stock, or

                  ii) if there is acquisition indebtedness incurred in connection with a sale of Stock to which Code Section 1042 applies, the date of the Plan allocation attributable to the final payment of the acquisition indebtedness incurred in connection with such sale.

ARTICLE 6.  INVESTMENT AND ADJUSTMENT OF ACCOUNTS

         Section 6.1 - Investment of Accounts. Generally, assets of the Trust are to be invested solely in Stock and held in Stock Accounts. The Trustee may hold 100% of the assets of the Trust in Stock. However, to the extent that the Trustee is unable to acquire Stock for Stock Accounts, the Trustee is authorized to invest the assets in the corresponding General Investments Accounts in securities issued or guaranteed by the United States of America, or any agency thereof, or in short-term commercial paper, term savings accounts and certificates of deposit (including those of the Trustee or its affiliate, if a corporate trustee), common trust funds or collective trust funds or pooled investments (including those of the Trustee or its affiliate, if a corporate trustee), corporate obligations of every kind, and stocks, preferred or common, or such funds may be held in cash to the extent the Trustee deems to be in the best interests of the Trust. The Trustee may hold shares of Parasole Restaurant Holdings, Inc. which shall be held in Parasole Subaccounts within Participants' General Investments Accounts.

         To the extent it is not inconsistent with the provisions of the Qualified Domestic Relations Order, the Committee may direct the Trustee to invest any partitioned amount in a segregated subaccount or separate account and to invest the account in federally insured, interest-bearing savings account(s) or time deposit(s) (or a combination of both), or in other fixed income investments. A segregated subaccount remains a part of the Trust, but it alone shares in any income it earns, and it alone bears any expense or loss it incurs.

         Section 6.2 - Acquisition of Stock for Stock Accounts. If at any time there are balances in the General Investments Accounts, the Trustee may use said balances or property to acquire Stock. If shares of Stock (other than Stock attributable to excess Annual Additions pursuant to Section 5.2) are to be acquired from the Unallocated Stock Account, Stock shall be allocated to Stock Accounts from the Unallocated Stock Account pursuant to the rules established under Section 6.4. The only assets in General Investments Accounts that may be used to acquire Stock from the Unallocated Stock Account are the assets attributable to contributions for the purpose of meeting obligations under a loan described in Section 6.4. In order to permit the distribution of cash in lieu of Stock to Participants or Beneficiaries, Stock may be acquired from Stock Accounts of such Participants or Beneficiaries at the discretion of the Employer. Stock may be purchased from an Affiliate (either authorized and unissued or treasury shares) or from existing shareholders of an Affiliate, including any Participant or Beneficiary of the Plan who receives a distribution of Stock from the Trust.

         Stock so acquired shall be allocated to Stock Accounts of Participants and Beneficiaries in proportion to their respective General Investments Account balances at the time of acquisition.

         If a distribution in the form of Stock is to be made for a distributee, and there are assets in his General Investments Account, the Trustee may purchase Stock for his Account with said assets for the purpose of making the distribution.

         Section 6.3 - Authority for Trustee to Borrow. The Trustee is authorized to borrow money and, if it does, it shall borrow for the sole purpose of purchasing Stock or refinancing an exempt loan at such time or times and in such amount as determined by the Employer, and upon the terms agreed to between the Employer, the Trustee and the lender and subject to the terms of the Trust. The Trustee shall not borrow money to purchase Stock, however, at any time while the Plan remains frozen. Any Stock purchased with borrowed funds shall be placed in the Unallocated Stock Account, and only shares of Stock held in such Unallocated Stock Account may be pledged as security for such borrowing; provided that Stock and other property held in the Unallocated Stock Account pursuant to Section 5.2 shall not be pledged as security for such borrowing.

         Section 6.4 - Release of Shares from the Unallocated Stock Account. As of each Accounting Date, Stock held in the Unallocated Stock Account which has been purchased with the proceeds of a loan shall be allocated to the Stock Accounts of Participants as provided in this Section. Once shares of Stock have been allocated to Stock Accounts of Participants, they shall be free from any liens that may have existed with respect to the loan or loans used to acquire or refinance their purchase.

         The number of shares to be released as of an Accounting Date shall be determined by multiplying the number of remaining shares of Stock purchased with the proceeds of the loan and held in the Unallocated Stock Account on the Accounting Date by one of the two fractions provided below. The Trustee shall determine which fraction to use at the time of each loan. The Trustee may use the fraction in (A) of this Section provided the following rules apply: (i) the loan must provide for annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for 10 years; and (ii) interest included in any payment is disregarded only to the extent that it would be determined to be interest under standard loan amortization tables. Paragraph (A) of this Section is not applicable from such time that, by reason of a renewal, extension, or refinancing, the sum of the expired duration of the exempt loan, the renewal period, the extension period, and the duration of a new exempt loan exceeds 10 years. If the loan fails to comply with these rules, the Employer shall use the method set forth in (B) of this Section.

                  A) The numerator is the principal paid on the loan (whether paid before or after the Accounting Date) with Plan Year assets, and the denominator is the sum of the numerator and the remaining (after the date of the application of Plan Year assets to the loan) principal to be paid for all future years on said loan.

                  B) The numerator is the principal and interest paid on the loan (whether paid before or after the Accounting Date) with Plan Year assets, and the denominator is the sum of the numerator and the remaining (after the date of the application of Plan Year assets to the loan) principal and interest to be paid for all future years on said loan.

         "Plan Year assets" means any cash contributions and forfeitures allocated to Accounts for the Plan Year and those remaining from prior Plan Years, any non-Stock assets attributable to earnings for allocated Accounts for the Plan Year and those remaining from prior Plan Years, and any non-Stock earnings for the Unallocated Stock Account for the Plan Year and those remaining from prior Plan Years attributable to Section 5.2, but only to the extent such earnings are attributable to the sale of Stock or to cash contributions that are made to the Plan to meet its obligations under the loan, except as specifically provided to the contrary in Section 7.11. The future number of years under the loan must be definitely ascertainable and must be determined without taking into account any possible renewal or extension period. In addition, if the interest rate under the loan is variable, the interest to be paid in future years must be computed by using the interest rate applicable as of the end of the Plan Year for which the fraction is to be determined.

         Notwithstanding the foregoing, the number of shares of Stock released shall be increased to the extent necessary to comply with Section 7.11 of the Plan.

         If more than one class of Stock has been purchased with proceeds of a loan, the shares released shall be in proportion to the number of shares of each class purchased with the loan proceeds. If there are multiple loans, funds shall be applied in accordance with the terms of the loans or in the absence of such terms, as directed by the Trustee. The release rules provided above shall be applied separately with respect to each loan.

         For purposes of determining a Participant's Annual Additions, the amount of interest charged to a Participant's Account for a Plan Year shall be the proportion of the total interest paid on loans with respect to Stock released for the Plan Year that his allocation of Plan Year assets for the Plan Year used in the above ratio(s) to determine the released shares of Stock for the Plan Year bears to the total of Plan Year assets used in such ratio(s).

         Section 6.5 - Application of Funds. Cash received in exchange for Stock held in the Unallocated Stock Account may be used by the Trustee to retire or service debt or if the terms of the applicable loan agreement provide and if directed by the Employer, to purchase additional shares of Stock to be held in the Unallocated Stock Account.

         Section 6.6 - Adjustment of Accounts. The Trustee shall, as of each Accounting Date, as of the date any Stock dividends on Stock are paid, as of the date of any recapitalization change in capital structure affecting Stock held by the Trustee, as of the date of any acquisition of Stock for Stock Accounts, and as of other dates specified by the Employer, adjust each General Investments Account and Stock Account for transactions since the date of the preceding adjustment. Separate adjustments shall be made for each Participant's Account as follows:

                  a) The number of shares of Stock in each Stock Account shall be the number of shares as of the date of the preceding adjustment, but increased by (i) Stock allocated to it pursuant to Section 5.3, (ii) Stock dividends on Stock previously allocated to said Account and (iii) Stock acquired with funds from the corresponding General Investments Account; and the number shall be decreased by distributions and forfeitures from said Account. Each Stock Account shall also be adjusted to reflect any change in the outstanding shares of Stock held by the Trustee by reason of a Stock split, recapitalization, reclassification, combination or exchange of shares of Stock, or other similar corporate change.

                  b) The fair market value of each General Investments Account shall be the fair market value of assets in such Account as of the date of the preceding adjustment, but increased by (i) cash allocated to it pursuant to Section 5.3, (ii) dividends (other than Stock dividends) on Stock previously allocated to the corresponding Stock Account, and
         (iii) investment gains; and shall be decreased by (A) distributions and forfeitures from said Account, (B) amounts used to acquire Stock for the corresponding Stock Account, and (C) investment losses.

         For the purpose of the foregoing paragraph, the investment gain or loss in each General Investments Account (excluding the Parasole Subaccount) since the last adjustment shall be its pro rata share of the investment gain or loss of all assets in the respective accounts for all Participants, based on the change in fair market value of assets therein since the last adjustment and computed in accordance with uniform valuation procedures established by the Employer. Investment gain or loss in a Participant's Parasole Subaccount will be determined by the fair market value of the Parasole Restaurant Holdings, Inc. shares allocated to such Participant's account, and shall be adjusted in the same manner as Stock Accounts.

         Any expense of administering the Plan not paid by the Employer pursuant to Section 8.5 shall be charged to the General Investments Accounts, and to the extent necessary to Stock Accounts (and the Trustee if so instructed by the Employer, may sell Stock in those Stock Accounts to raise cash to pay these expenses).

         Shares of Stock held in the Unallocated Stock Account and dividends paid thereon, funds borrowed for the purchase of Stock, and interest and all other costs attributable to the Unallocated Stock Account shall be excluded for all purposes under this Section.

         If an advance contribution is made in the form of Stock, it shall be added to and held in the Unallocated Stock Account, and then, as of the Accounting Date for which the contribution is made, those shares of Stock shall be withdrawn from the Unallocated Stock Account and allocated pursuant to
Article 5.

         To the extent possible, cash contributions prior to the Accounting Date of the Plan Year for which the contribution is made shall be used by the Trustee to retire or service debt, or to make distributions in cash to a Participant or Beneficiary in accordance with Article 7, or, if there is not sufficient debt or benefits payable, the Trustee may utilize the advance contribution to purchase additional shares of Stock for the Unallocated Stock Account. Then, as of the Accounting Date of the Plan Year for which the contribution was made, the contribution shall be deemed to have been made and allocated pursuant to Article 5.

         Section 6.7 - Voting of Stock. The Trustee is authorized to vote the shares of Stock held in the Trust pursuant to the terms of this Section and in a manner consistent with Title I of the Employee Retirement Income Security Act of 1974, as amended.

         To the extent required by Sections 401(a)(22) and 409(e) of the Code, each Participant and Beneficiary will be entitled to direct the voting of Stock allocated to his Account with respect to any corporate matter which involves the voting of such shares and which relates to any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or such similar transaction as the Secretary of the Treasury may prescribe in regulations. The Employer shall establish and follow procedures to ensure that instructions received from Participant and Beneficiaries are held in confidence and are not revealed to any individual Trustee, or officers or employees of the Employer.

         As soon as practicable after notice of any shareholders' meeting of the issuing company is received by the Trustee, the Employer shall cause to be prepared and delivered to each individual who has an Account a notice and a form of proxy directing the Trustee as to how the Trustee shall vote on such matters described in the preceding paragraph (and only such matters) at such meeting, or any adjournment thereof, with respect to the number of shares of Stock allocated to his Stock Account as of the most recent date for which an adjustment has been completed pursuant to Section 6.6. The notice shall instruct each individual to return his proxy to the Trustee or to the Trustee's agent.
         Notwithstanding the foregoing, in cases where Participants are entitled to instruct the Trustee regarding a shareholder vote but the Employer determines it is administratively infeasible to determine the number of shares of Stock allocated to Participants' Stock Accounts at the relevant time, the Employer shall direct the Trustee to follow the one person-one vote method. Under this method, each Participant who has been allocated any Stock shall cast one vote on each issue presented to the Participants and the Trustee shall vote the shares of Stock allocated to Participants who have given voting instructions in the proportion determined by such instructions, pursuant to Code Section 409(e)(5).

         The Trustee shall vote all shares of Stock held by it in Stock Accounts for which it has received instructions in accordance with those instructions. The Trustee shall vote all shares of Stock held by it in the Unallocated Stock Account, shares of Stock allocated to Stock Accounts for which it does not have instructions or directions, and all shares of Stock on all matters with respect to which Participants and Beneficiaries are not entitled to vote, in accordance with the Trustee's discretion; provided, however, that if the Trustee is a corporation, the Trustee shall vote such shares as directed by the Board of Directors of the Employer or a committee appointed by the Board of Directors for such purpose.

         A Participant or Beneficiary who provides instructions concerning the voting of Stock allocated to his Stock Account shall be deemed a "named fiduciary" (within the meaning of ERISA) with respect to the instructions.

         Notwithstanding anything herein to the contrary, with respect to all shares of Stock acquired by, or transferred to, the Plan in connection with a loan made after July 10, 1989, which by its terms is intended to be a securities acquisition loan within the meaning of Code Section 133(b) (as in effect prior to August 20, 1996) or with respect to any Stock if the Employer has any class of registration-type securities, each Participant or Beneficiary is entitled to direct the Trustee as to the manner in which shares of Stock allocated to his Account are to be voted on any matters with respect to which said Stock is entitled to vote.

         Section 6.8 - Forfeitures. All General Investments Accounts and Stock Accounts are 100% vested.

         Section 6.9 - Sales of Stock. The Employer may direct the Trustee to sell (or not to sell) shares of Stock held by the Trustee (whether in the Unallocated Stock Account or otherwise) to any person, including an Affiliate, provided that any sale must be at a price not less favorable to the Plan than Fair Market Value as of the date of the sale, and provided that such sale shall not violate any provision of a pledge or other agreement affecting said Stock.

         In the event that the Employer has determined that it will not make further contributions to the Plan or it is unable to make payments of principal or interest when due on a loan used to purchase Stock held in the Unallocated Stock Account, the Employer may direct the Trustee to sell any pledged Stock held in the Unallocated Stock Account (other than shares attributable to Section 5.2) in an amount sufficient to retire the acquisition loan or to make such payments, subject to the terms of any pledge or other agreement affecting said Stock.

ARTICLE 7.  DISTRIBUTION OF BENEFITS

         Section 7.1 - Benefits Payable. The Trustee, in accordance with the instructions of the Administrator and in the manner provided in Section 7.2, shall pay and distribute benefits hereunder for the Plan. The Participant can elect to receive his distribution of benefits under the Plan in cash or Stock, except as provided in Section 6.1 and except that: (a) a fractional share of Stock shall be converted and distributed in cash; (b) if consented to by the distributee, part or all of a distributee's Parasole Subaccount may, in the Administrator's discretion, be distributed in the form of Parasole Restaurant Holdings, Inc. stock; and (c) if the articles or bylaws of the Employer restrict the ownership of substantially all outstanding Stock to Employees or to a trust described in Section 401(a) of the Code, part or all of a distribution may, in the Administrator's discretion, be distributed in the form of cash.

         Notwithstanding the foregoing, for purposes of Section 7.2, the Participant's distributable Account shall not include any Stock acquired with the proceeds of a loan described in Code Section 404(a)(9) until the close of the Plan Year in which such loan is repaid in full.

         Section 7.2 - Mode and Timing of Paying Benefits. Except as provided in the last paragraph of this Section 7.2 (relating to active employees who have reached age 65), distributions of vested Accounts in excess of $3,500 shall be made in the form of a lump sum or five substantially equal annual installments (as the distributee elects), and distributions of vested Accounts of $3,500 or less shall be paid in a lump sum. Each installment payment shall be calculated by dividing the vested balance by the number of installments remaining to be paid (including the installment being determined).

         Distributions shall not be made until after the fair market value of the Stock has been determined and reported to the Trustee. If the Participant's separation from service is for Disability or occurs after the Participant attains age 65, distribution shall be made at the time determined under the following rules:

                  a) If the vested portion of the Account does not exceed $3,500 (and did not exceed $3,500 at the time of any earlier distribution), the vested Account shall be distributed in a lump sum as soon as administratively practicable, and in no event more than one year, after the close of the Plan Year in which the Employee separates from service.

                  b) If the vested portion of the Account exceeds $3,500 (or exceeded $3,500 at the time of an earlier distribution), distribution shall commence as soon as administratively practicable, and in no event more than one year, after the close of the Plan Year in which the Employee separates from service, subject to the Participant's consent in cases of Disability.

         If the Participant's separation from service is for any reason other than Disability, death or normal retirement after reaching age 65, distribution shall be made at the time determined under the following rules:

                  a) If the vested portion of the Account does not exceed $3,500 (and did not exceed $3,500 at the time of any earlier distribution), the vested Account shall be distributed in a lump sum as soon as administratively practicable, and in no event more than one year, after the close of the Plan Year in which the Participant incurs five consecutive One-Year Breaks in Service.

                  b) If the vested portion of the Account exceeds $3,500 (or exceeded $3,500 at the time of an earlier distribution), distribution shall commence as soon as administratively practicable, and in no event more than one year, after the close of the Plan Year in which the Participant incurs five consecutive One-Year Breaks in Service, subject to the Participant's consent.

For purposes of determining when an Employee is eligible for a distribution, an Employee will not be deemed to have separated from service until his or her date of severance with the Employer and with all Affiliates. An Employee will not be deemed to have separated from service merely because the Affiliate for whom he works ceases to be a member of a controlled group of corporations with the Employer provided that the individual continues to work in the same position after the change. In that case, a separation from service occurs when the individual terminates employment with the former Affiliate or its successor.

         A Participant must consent in writing to any distribution required under this Article 7 if the present value of the Participant's vested Account, at the time of the distribution to the Participant, exceeds $3,500 and the Participant has not attained age 65. In any event, payment of benefits shall commence not later than the 60th day after the close of the Plan Year in which the latest of the following events occurs: (1) the date the Participant attains his Normal Retirement Date, or (2) the date he terminates his employment with the Employer.

         The distribution of a Participant's benefits shall meet the requirements of Sections 401(a)(9) and 411(d)(6)(C) of the Code, and those provisions are incorporated into the Plan by reference. Distributions mandated under Section 401(a)(9) shall be paid in the form prescribed under the rules set forth in this

Section 7.2. For years beginning before January 1, 1997, required distributions must commence not later than April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2. For years beginning after December 31, 1996, required distributions must commence by April 1 of the calendar year following the later of (i) the calendar year in which the Participant attains age 70 1/2, or (ii) if the Participant is not a 5% owner (as defined in Section 416 of the Code), the calendar year in which the Participant retires.

         Except as provided in the next paragraph, distributions may only be made from the Plan on account of the Participant's retirement, death, Disability, other termination of employment with the Employer, or attainment of age 70 1/2.

         After a Participant attains age 65, the Participant, until he retires, has a continuing election to receive all or any portion of his Account. A Participant must make an election under this paragraph on a form prescribed by the Committee at any time during the Plan Year for which his election is to be effective. In his written election, the Participant must specify the percentage or dollar amount he wishes the Trustee to distribute to him. The Participant's election relates solely to the percentage or dollar amount specified in his election form and his right to elect to receive an amount, if any, for a particular Plan Year greater than the dollar amount or percentage specified in his election form terminates on the Accounting Date. The Trustee must make a distribution to a Participant in accordance with his election under this paragraph within the 90 day period (or as soon as administratively practicable) after the Participant files his written election with the Trustee. The Trustee will distribute the balance of the Participant's Account not distributed pursuant to his elections(s) in accordance with the other distribution provisions of the Plan.

         Section 7.3 - Normal Retirement. The entire Account of a Participant, as last adjusted pursuant to Section 6.6, shall be distributed to him at the time and in the manner specified in Section 7.2 upon his termination of employment with the Employer at or after his Normal Retirement Date.

         The value of the Account shall be determined as of the Accounting Date coincident with or immediately preceding (1) the date a properly completed and executed form requesting a distribution is received by the Employer, or (2) if later, the date specified in the distribution request form.

         Section 7.4 - Death. The entire Account of a Participant as adjusted pursuant to Section 6.6 shall be distributed upon his death to his surviving spouse (who shall be the Participant's Beneficiary), or if none or if the surviving spouse consents to receiving less than the entire Account in the manner described hereinafter, to his nonspouse Beneficiaries (as hereinafter provided). The distribution shall be in the form of a lump sum payment and shall be made as soon as administratively practicable after the date of death, and in no event more than one year after the close of the Plan Year in which the death occurs. A surviving spouse's consent to a waiver of benefits must be in writing, acknowledging the effect of such waiver and the Beneficiaries (specified by name or by class, contingent or not), and witnessed by a plan representative or notary public. A spouse may not revoke a consent without the written consent of the Participant. The consent of the Participant's surviving spouse is not necessary if the surviving spouse cannot be located.

         If distribution is to be made to the Participant's nonspouse Beneficiaries, it shall be made to the person or persons and in the proportions designated by him in a writing signed and filed with the Employer prior to his death. Any beneficiary designation may be revoked or changed by written instrument signed and so filed prior to his death. No change may be made by a married Participant without the written consent of the Participant's spouse as provided above. If a Participant designates more than one person to receive such death benefit and if any shall predecease him or die prior to complete distribution to him of his share without provision having been made for such contingency in the designation, the Trustee, pursuant to Employer instructions, shall distribute that share or the balance thereof to the surviving designee or designees proportionately as the portion designated by the Participant for each bears to the total portion designated for all survivors.

         If a Participant files no designation or revokes a designation previously filed without filing a new designation, or if all persons so designated shall predecease the Participant or die prior to complete distribution to them, the Trustee, pursuant to Employer instructions, shall distribute such death benefit or balance thereof to the following who shall be deemed Beneficiaries: to such Participant's surviving spouse, or if none, to such Participant's surviving issue per stirpes and not per capita, or if none, then to the Participant's estate.

         In the event a Participant dies after the payment of benefits is deemed to have commenced within the meaning of Code Section 401(a)(9) and the regulations thereunder, any remaining payments shall continue to the Participant's Beneficiary on the same basis as payable prior to the Participant's death. If a Participant (or spouse of such individual, as provided hereinafter) dies before he has begun to receive any distributions of his interest under the Plan or before distributions are deemed to have begun pursuant to regulations, the Participant's Account shall be distributed to his Beneficiary by December 31 of the fifth year after the calendar year of the Participant's death.

         This five-year distribution rule shall not apply if: (1) the portion of a Participant's interest to which the surviving spouse is entitled will be distributed over the life of the surviving spouse (or over a period not extending beyond the life expectancy of the surviving spouse, which may be recalculated at least once annually), where the distributions each year must be at least an amount determined by dividing the balance at the beginning of the time of distribution by the number of years remaining in the payment period; and
(2) the distributions commence no later than the date on which the Participant would have attained age 70 1/2. If the surviving spouse dies before payments are required to commence, the five-year distribution rule and the exceptions to it, are to be applied as if the surviving spouse were the Participant.

         Notwithstanding the preceding, if any death benefit from a Plan becomes payable to the spouse of the deceased Participant or to the trustees of a trust to which a transfer from the estate of the deceased Participant would qualify for the marital deduction described in Section 2056 of the Code, the death benefits shall be paid to the spouse or such trustees within the discretion given under the Plan to the Employer only in such a manner that will qualify the death benefits for the marital deduction described in Section 2056 of the Code and, unless specifically directed by a Participant to the contrary pursuant to an effective beneficiary designation, any benefits remaining after the death of the spouse shall be paid to the spouse's estate or such trustees, as the case may be.

         A Beneficiary shall be entitled to disclaim all or any portion of the distribution payable under this Section from the Plan. In the event such a disclaimer is made, the disclaimed amount shall be payable in the manner specified in the Participant's beneficiary designation, or if not so specified, to the remaining Beneficiary or Beneficiaries as if the disclaiming Beneficiary died on the date before the Participant's death. A Beneficiary who disclaims any distribution shall not have any power of appointment over the amount disclaimed nor any other power of any nature to direct or control the disposition of the disclaimed amount.

         Section 7.5 - Disability. The entire Account of a Participant as adjusted pursuant to Section 6.6 shall be distributed to him at the time and in the manner specified in Section 7.2 upon his termination of employment because of his Disability.

         Section 7.6 - Resignation or Discharge. If an Employee ceases to be employed by the Employer or any Affiliate prior to his Normal Retirement Date for any reason other than death or Disability, the Trustee shall distribute to him his entire General Investments Account and Stock Account, as adjusted pursuant to Section 6.6 and at the time and in the manner specified in Section
7.2. Participants are 100% vested in their Accounts.

         Any Participant who received a distribution from the Parasole Restaurant Holdings, Inc. Employees Stock Ownership Plan on termination of employment on or before September 30, 1996, which was less than the value of his Account and resumes employment covered under this Plan shall be entitled to repay the amount so distributed without regard to the limitations on Annual Additions specified in Section 5.2. Employment or re-employment with a Participating Affiliate after September 30, 1996, shall not be considered "covered under this Plan" as long as the Plan remains frozen. At any time when the Plan is no longer frozen, deemed distributions of zero vested Accounts shall be automatically treated as repaid upon re-employment which is covered under this Plan. The right to repay a lump sum distribution (or to be treated as having repaid a deemed distribution) shall expire on the earlier of a date five years after the terminated Employee resumes employment covered under the Plan or the occurrence of five consecutive One-Year Breaks in Service after receiving the actual or deemed distribution. In the event an Employee elects to repay in full the distribution (or is treated as having repaid a deemed distribution) as provided in this Section, the value of any amounts forfeited hereunder shall be restored by the Employer, unadjusted by any gains or losses, within a reasonable time after such repayment.

         Section 7.7 - Termination of Plan. Notwithstanding any provision of the Plan to the contrary, except Sections 9.4 and 10.6, if the Plan is terminated, or if the Employer begins making contributions to the Plan and later completely discontinues contributions to the Plan, the Trust shall be adjusted as of the date of such termination or discontinuance and after crediting any increase or charging any decrease in the manner provided in Section 6.6 to all Accounts then existing, the Trustee shall hold or distribute the full amount then credited to each Participant's Account (which shall be 100% vested, to the extent not previously forfeited, as a result of the termination) as provided in Article 7.

         If the Plan shall at any time be terminated (or if contributions are completed discontinued), the Trust shall continue and the Trustee shall continue to act until all assets of the Trust have been distributed in accordance with the terms of the Plan.

         Section 7.8 - Claims Procedure. The Administrator shall notify a Participant in writing within 90 days of his written application for benefits of his eligibility or noneligibility for benefits under the Plan. If the Administrator determines that a Participant is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial,
(2) a specific reference to the provision of the Plan on which the denial is based, (3) a description of any additional information or material necessary for the claimant to perfect his claim and a description of why it is needed, and (4) an explanation of the Plan's claims review procedure and other appropriate information as to the steps to be taken if the Participant wishes to have his claim reviewed. If the Administrator determines that there are special circumstances requiring additional time to make a decision, the Administrator shall notify the Participant of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional 90-day period. If a Participant is determined by the

Administrator to be not eligible for benefits, or if the Participant believes that he is entitled to greater or different benefits, he shall have the opportunity to have his claim reviewed by the Administrator by filing a petition for review with the Administrator within 60 days after receipt by him of the notice issued by the Administrator. Said petition shall state the specific reasons the Participant believes he is entitled to benefits or greater or different benefits. Within 60 days after receipt by the Administrator of said petition, the Administrator shall afford the Participant (and his counsel, if any) an opportunity to present his position to the Administrator orally or in writing, and said Participant (or his counsel) shall have the right to review the pertinent documents. The Administrator shall notify the Participant of its decision in writing within said 60-day period, stating specifically the basis of said decision written in a manner calculated to be understood by the Participant and the specific provisions of the Plan on which the decision is based. If, because of the need for a hearing, the 60-day period is not sufficient, the decision may be deferred for up to another 60-day period at the election of the Administrator, but notice of this deferral shall be given to the Participant.

         In the event of the death of a Participant, the same procedure shall be applicable to his Beneficiaries.

         Section 7.9 - Missing Persons. The amount of a Participant's Account which is otherwise considered as non-forfeitable shall be forfeited and reallocated to other Participants as if it were a contribution made pursuant to
Section 4.1 for the Plan Year ending 4 years after the later of (i) termination of employment of the Participant for whom such Account was maintained, or (ii) the last date a payment from said Account was made, if at least one such payment was made, or (iii) the first date a payment was directed to be made from said Account by the Administrator if no payments had been made, if the Administrator, after diligent inquiry, is unable to locate the Participant or his Beneficiary for purposes of making distribution. Prior to the forfeiture of his or her Account, a Participant who cannot be located after diligent inquiry shall be deemed to have elected distribution in the form of cash and such person's Account may be invested by the Trustee in an interest bearing savings account. Notwithstanding the foregoing, if at any subsequent date such person is located, the Employer shall contribute an amount to the Trust, to be placed in an Account for such individual, in an amount equal to the amount of reduction of Employer contributions effected pursuant to the preceding sentence attributable to his Account, but reduced by any amount paid by the Trustee or Employer to any state or political subdivision under any escheat law or statute. The amount shall first be allocated from forfeitures, and to the extent necessary, from Employer or Participating Affiliate contributions, as determined by the Administrator.

         Section 7.10 - Diversification. Each Qualified Participant (as defined below) may elect within 90 days after the close of each Plan Year in the Qualified Election Period (as defined below) to withdraw all or any part of the excess of 25% of his Adjusted Account Balance (as defined below) over the sum of the number of shares of Stock (adjusted for Stock splits, etc.) previously withdrawn pursuant to this Section 7.10. The resulting number of shares shall be rounded to the nearest whole integer. In the case of the election year in which a Qualified Participant can make his last withdrawal pursuant to this Section, "50%" shall be substituted for "25%" in the preceding sentence. The distribution shall be made in cash or in Stock as provided in Section 7.1 and shall be made within 90 days after the election period with respect to which the election is made.

         For purposes of this Section:

                  a) "Qualified Participant" means any Employee who has completed at least 10 years of participation under the Plan and has attained the age of 55.

                  b) "Qualified Election Period" for an individual means the 6 Plan Year period beginning with the Plan Year in which the individual becomes a Qualified Participant.

                  c) "Adjusted Account Balance" of a Qualified Participant means the sum of all prior distributions of Stock made pursuant to this
         Section in the current Plan Year or prior Plan Years and the Stock (acquired by or contributed to the Plan after December 31, 1986) in the person's Stock Account as of the last day of the Plan Year preceding the applicable Qualified Election Period.

         Notwithstanding anything herein to the contrary, if the Fair Market Value of Stock allocated to a Participant's Account on or before the last day of the Plan Year immediately before an election period during which the Participant is eligible to make a diversification election is $500 or less (and never exceeded this amount), then the above diversification of investment rules shall not apply. In determining whether the Fair Market Value of allocated Stock is $500 or less, Stock acquired after December 31, 1986, which was allocated or acquired for Accounts of all ESOPs or tax credit ESOPs maintained by Affiliates shall be aggregated.

         This Section 7.10 shall apply separately to a Participant's Parasole Subaccount, substituting "Parasole Restaurant Holdings, Inc. stock" in place of "Stock", to the extent Parasole Restaurant Holdings, Inc. stock is determined by the Employer or by the Internal Revenue Service to be employer securities for purposes of Section 401(a)(28) of the Code.

         Section 7.11 - Dividend Distribution. Any cash dividend paid with respect to any BUCA Stock or Parasole Restaurant Holdings, Inc. stock owned by the Plan, whether allocated or unallocated, shall be applied as follows:

                  a) If there is outstanding indebtedness of the Trustee under loan(s) the proceeds of which were used to purchase Stock, then such dividend may be used to service such indebtedness. Such dividend shall be treated as Plan Year assets for purposes of Section 6.4; provided that with respect to a dividend on allocated Stock, such dividend may only be used to service debt to the extent that the following sentence is satisfied. To the extent that a dividend on allocated Stock is used to service indebtedness, the Trustee shall allocate to the Stock Account to which such dividend would have been allocated, Stock from the Unallocated Stock Account having a Fair Market Value not less than the dividend used to service the indebtedness, and for this purpose, the Fair Market Value of Stock allocated as a result of the application of a cash dividend on Stock held in the Unallocated Stock Account shall be taken into account in determining whether this requirement has been satisfied. Provided, however, a dividend shall not reduce the number of shares of Stock in the Unallocated Stock Account below one. The Trustee shall determine which indebtedness is to be reduced if there is more than a single loan in existence. Allocation of Stock through the use of a cash dividend shall be made as of the Plan Year the dividend would have been otherwise allocated to the Stock Account;

                  b) Such dividend may be paid directly to Participants or Beneficiaries of the Account to which the dividend is to be allocated as provided in Code Section 404(k)(2); or

                  c) Such dividend may be retained in the Accounts to which the dividend is to be allocated. A dividend shall be allocated among Accounts based upon the number of shares of Stock held in each Account and shall be credited to General Investments Accounts.

         In applying this Section 7.11 to dividends paid on Parasole Restaurant Holdings, Inc. stock, the term "Stock" shall be interpreted to include Parasole Restaurant Holdings, Inc. stock to the extent Parasole Restaurant Holdings, Inc. stock is determined by the Employer or by the Internal Revenue Service to constitute "applicable employer securities" as defined in Section 404(k) of the Code.

         Section 7.12 - Direct Rollovers.

                  Section 7.12.1 - General Rule. If a "distributee" of any "eligible rollover distribution":

                           (1) elects to have such eligible rollover
                  distribution paid directly to an "eligible retirement plan," and

                           (2) specifies the eligible retirement plan to which
                  such eligible rollover distribution is to be paid (in such form and at such time as the Administrator may prescribe),

         such eligible rollover distribution shall be made in the form of a "direct rollover" to the eligible retirement plan so specified by the distributee.

                  Notwithstanding the foregoing, this Section 7.12 shall apply only to the extent the eligible rollover distribution would be includable in gross income if not transferred as provided above.

                  Section 7.12.2 - Definitions.

                  A "direct rollover" is an eligible rollover distribution that is paid directly to an eligible retirement plan for the benefit of the distributee.

                  "Distributee" means the Participant, the surviving spouse of a Participant, or an Alternate Payee who is a spouse or former spouse of a Participant.

                  An "eligible retirement plan" is an individual retirement account described in Code Section 408(a), an individual retirement annuity (other than an endowment contract) described in Code Section 408(b), a qualified defined contribution retirement plan that accepts rollover distributions, or an annuity plan described in Code Section 403(a) that accepts rollover distributions. Notwithstanding the foregoing, if the distributee is the Participant's surviving spouse, "eligible retirement plan" shall mean either an individual retirement account or an individual retirement annuity (other than an endowment contract).

                  Eligible rollover distribution" means any distribution of all or any portion of the balance to the credit of an employee in a qualified plan, provided, however, that an eligible rollover distribution does not include:

                           (1) any distribution that is one of a series of
                  substantially equal periodic payments, not less frequently than annually, for the life or life expectancy of the distributee, or for the joint lives or life expectancies of the distributee and his or her Designated Beneficiary, or for a specified period of 10 years or more;

                           (2) any distribution to the extent such distribution
                  is required under Code Section 401(a)(9), relating to minimum distribution requirements;

                           (3) the portion of any distribution that is not
                  includable in income (determined without regard to the exclusion for net unrealized appreciation described in Code
                  Section 402(e)(4));

                           (4) returns of Code Section 401(k) elective deferrals
                  that are returned as a result of the Code Section 415 limitations;

                           (5) corrective distributions of excess contributions
                  and excess deferrals under qualified cash or deferred arrangements and corrective distribution of excess aggregate contributions together with the income allocable to these corrective distributions;

                           (6) loans treated as distributions under Code Section
                  72(p) and not exempted by Section 72(p)(2);

                           (7) loans in default that are deemed distributions;

                           (8) dividends paid on employer securities as
                  described in Code Section 404(k);

                           (9) the cost of life insurance coverage (P.S. 58
                  costs).

                  Section 7.12.3 - Procedures.

                           (a) In General. The Administrator may prescribe any
                  procedure for a distributee to elect a direct rollover provided the procedure is reasonable. Such procedures may include any reasonable requirement for information or documentation from the distributee.

                           (b) Notice. At least thirty (30) days and no more
                  than ninety (90) days before making any distribution subject to this Section 7.12, the Administrator shall provide to the distributee a written explanation of the rules concerning direct rollovers, income tax withheld on distributions not rolled over, and any other information required by Code
                  Section 402(f) (the "402(f) notice"). A distributee may waive the 30-day notice requirement, provided the distributee has been advised of the right to take at least 30 days to make the direct rollover election.

                           (c) $500 Rule. A distributee may elect to have a
                  portion of an eligible rollover distribution paid to an eligible retirement plan in a direct rollover and to have the remainder paid to the distributee only if the portion paid to the eligible retirement plan equals at least $500.

                           (d) Direct Rollover to One Account Only. An eligible
                  rollover distribution (or portion thereof) may be distributed in a direct rollover only to a single eligible retirement plan selected by the distributee.

                           (e) $200 Rule. A distributee may not elect a direct
                  rollover with respect to eligible rollover distributions during a year if such distributions are reasonably expected to total less than $200.

                           (f) Method of Making a Direct Rollover. The
                  Administrator may accomplish a direct rollover by any reasonable means of direct payment to an eligible retirement plan including providing a distributee with a check payable to the eligible retirement plan with instructions to the distributee to deliver the check to the eligible retirement plan.

                           (g) Default Option. If the distributee does not so
                  elect or does not provide the required information in the form and at the time required by the Administrator, the Administrator shall direct the Trustee to make the distribution directly to the distributee and to withhold income taxes on such distribution equal to 20% of the value of such distribution (or such other amount provided under Code
                  Section 3405(c), as amended). Provided, however, that the Administrator shall not make a distribution under this default option unless the distributee is provided with the 402(f) notice. The Administrator shall not withhold tax from an eligible rollover distribution if such distribution is not subject to a direct rollover election because the distribution was not reasonably expected to total $200 in the year.

ARTICLE 8.  ADMINISTRATION

         Section 8.1 - Administrator. The Employer shall be a named fiduciary and the Administrator of the Plan, and, as Administrator, shall administer the Plan in accordance with its terms and shall have all powers necessary to carry out its terms. In the event the Employer ceases business operations pursuant to a plan of liquidation, the Trustee shall assume the powers and responsibilities of the Administrator until all assets in the Trust have been distributed.

         Section 8.2 - Delegation. The Employer shall have the power, by resolution of its Board of Directors, to delegate specific fiduciary duties and responsibilities (other than those of the Trustee with respect to the custody and control of the assets of the Trust). Such delegations may be to officers or other employees of the Employer or to other individuals or entities. Any delegation by the Employer may, if specifically stated, allow further delegations by the individual or entity to whom the delegation has been made. Any delegation may be rescinded by the Employer at any time.

         Section 8.3 - Committee. The Employer in the exercise of its power to delegate fiduciary duties pursuant to Section 8.2, may establish a Committee and appoint its members to assist in the administration of the Plan. The Committee, if so established, shall be a named fiduciary and, unless otherwise provided by resolution of the Board of Directors of the Employer shall have the power and responsibility to:

                  a) Adopt rules and regulations, not inconsistent with the declared purposes and specific provisions of the Plan for their administration;

                  b) Interpret and construe the provisions of the Plan;

                  c) Determine from time to time the status of all Employees, Participants, and Beneficiaries for the purposes of the Plan;

                  d) Determine the rights of Employees, Participants, and Beneficiaries to benefits under the Plan, the amount thereof and the method and time or times of payment of the same; and

                  e) Instruct the Trustee as to the disbursement of the assets of the Trust.

         Any member of the Committee may resign by delivering a copy of his written resignation to the Employer and may be removed by resolution of the Board of Directors of the Employer. Vacancies shall be filled by the Board of Directors of the Employer.

         Section 8.4 - Reports and Records. The Employer and those to whom the Employer has delegated fiduciary duties shall keep records of all their proceedings and actions, and shall maintain all such books of account, records and other data as shall be necessary for the proper administration of the Plan and to comply with applicable law.

         Section 8.5 - Payment of Expenses. The Employer may pay all expenses of administering the Plan, including but not limited to Trustee's fees and expenses incurred by persons or entities to whom fiduciary duties have been delegated. If said expenses are not paid by the Employer, they shall be a lien against and paid from the assets of the Trust (subject to the procedures and limitations contained in other sections of the Plan), except for the items, the payment of which would constitute a prohibited transaction.

         Section 8.6 - Indemnification. To the extent permitted by law, the Employer shall indemnify members of a Committee, if one is created, individual Trustees and others to whom the Employer has delegated fiduciary duties against any and all claims, loss, damages, expense and liability arising from their responsibilities in connection with the Plan which are not covered by insurance (without recourse) paid for by the Employer, unless the same is determined to be due to gross negligence or intentional misconduct. The Employer shall also indemnify any corporate Trustee with respect to any liability resulting from the use of the Fair Market Value of Stock determined by the Administrator (or an independent outside appraiser used by the Administrator).

ARTICLE 9.  AMENDMENT TO AND TERMINATION OF PLAN

         Section 9.1 - Amendments. The Employer shall have the right at any time and from time to time by resolution adopted by its Board of Directors to modify or amend the Plan in full or in part in any respect, and each such amendment shall become effective as of any current, prior or later date specified in such resolution upon the filing with the Trustee of a certified copy of the resolution of its Board of Directors containing such amendment; provided, however, that:

                  a) No such amendment shall substantially enlarge the duties and responsibilities of the Trustee without its written consent thereto;

                  b) No such amendment shall either directly or indirectly have the effect of giving the Employer any interest in any part of the corpus or income of the Trust or cause such assets to be used for or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries except as specifically provided herein to the contrary; and

                  c) No such amendment shall reduce the vested amount properly credited to any Account of a Participant or Beneficiary without his consent except to the extent necessary or advisable, in the judgment of the Board of Directors of the Employer to comply with any requirement of statutory or general law or to enable the Trust to qualify or remain qualified as an employees' trust exempt from taxation under Federal laws or to enable the contributions by the Employer hereunder to be deductible under the provisions of any applicable law or regulation in computing income subject to any tax based on or measured by income.

         Any such amendment shall be by resolution of the Board of Directors of the Employer (except any amendment necessary to initially qualify the Plan under Section 401(a) of the Code may be made by the authorized officers of the Employer). Any amendment adopted under the provisions of this Section shall be deemed a part of the Plan as if incorporated herein, and the Plan shall be deemed accordingly amended.

         Section 9.2 - Termination of Plan. The Employer is not and shall not be under any obligation or liability whatsoever to make contributions or to maintain the Plan for any given length of time and may, in its sole and absolute discretion, continue to maintain the Plan as a frozen plan or terminate its participation in the Plan at any time without any liability whatsoever for such failure to make contributions or for such termination of the Plan.

         Section 9.3 - Time of Termination. The Plan hereby created shall terminate as of the date specified by resolution by the Board of Directors of the Employer terminating the Plan or as of the date all Accounts have been distributed pursuant to the terms of the Plan.

         Section 9.4 - Distributions. Upon termination of the Plan or the complete discontinuance of contributions by the Employer (if the Plan has earlier ceased to be a frozen plan) for any reason whatsoever, the Trustee shall, if requested by the Employer, distribute to the Employer the shares of Stock held by the Trustee in the Unallocated Stock Account directly attributable to outstanding loans made by the Employer (but not having a Fair Market Value in excess of the amount of such loans (principal and interest) at the time of the distribution), and such distribution shall constitute a full release and indemnity of the Trust and Trustee by the Employer for any such loan or loans. Alternatively, the Employer may direct the Trustee to sell sufficient shares of unallocated Stock (to the Employer or another purchaser) to enable it to pay off the remaining debt. Any remaining shares or proceeds from the sale of shares held in the Unallocated Stock Account of the Plan shall, subject to the terms of the pledge agreement, be allocated as of the date of termination or discontinuance to all Participants (active or inactive) who have an Account under the Plan, in proportion to the number of shares of Stock allocated to their Stock Accounts as of said date without regard to this Section. Such amounts shall not be considered as Annual Additions.

         In the event of termination of the Plan, or the complete discontinuance of contributions to the Plan by the Employer, all assets of the Trust allocated to General Investments or Stock Accounts shall be nonforfeitable, except to the extent specifically provided herein to the contrary, and shall be held or distributed in accordance with the provisions of Section 7.7.

         Section 9.5 - Partial Termination. Upon termination of the Plan with respect to a group of Participants which constitutes a partial termination of the Plan, the Trustee shall allocate and segregate for the benefit of such Participants, the proportionate interest of such persons in the Trust, as determined by the Trustee. The Accounts of all such persons shall become nonforfeitable to the extent required by law and the Trustee shall hold or distribute the segregated assets of the Trust to said persons according to the provisions of Section 7.7 as if it were total termination of the Plan.

ARTICLE 10.  MISCELLANEOUS

         Section 10.1 - No Guaranty of Employment. The adoption and maintenance of the Plan and Trust shall not be deemed to be a contract between the Employer and any Employee. Nothing herein contained shall be deemed to give any Employee the right to be retained in the employ of the Employer or to interfere with the right of the Employer to discharge any Employee, at any time, nor shall it be deemed to give the Employer the right to require any Employee to remain in its employ, nor shall it interfere with the Employee's right to terminate his employment at any time.

         Section 10.2 - Construction of Agreement. This Plan shall be construed according to the laws of the State of Minnesota to the extent not preempted by Federal law; provided, however, that if any provision is susceptible to more than one interpretation, such interpretation shall be given thereto as is consistent with this Plan and the Trust being a qualified plan and trust within the meaning of Code Section 401. If any provision of this instrument shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective. If any provision is determined, by the Administrator, a governmental agency or a court of competent jurisdiction, to be in violation of any statute, regulations, rulings or case law, such provision may be eliminated or modified by the Employer as necessary to bring it into compliance, and Participants and Beneficiaries shall have no enforceable rights under the noncomplying provisions.
         The Employer, or the Committee to the extent of its delegated powers, has exclusive authority to determine conclusively for all parties all questions arising in the administration of the Plan, except as the Plan may expressly and unambiguously give discretionary power to Participants or Beneficiaries. The Employer (or Committee) has discretionary authority to interpret and construe the terms of the Plan and to determine all questions of eligibility and status of Employees, Participants and Beneficiaries under the Plan and the amounts of their respective interests. Employer (or Committee) determinations are binding on all persons, subject to the claims procedures under the Plan.

         Section 10.3 - Spendthrift Provision. To the maximum extent permitted by law, benefits payable hereunder, and any interest of a Participant or Beneficiary in the Trust shall not be subject to assignment, transfer or anticipation or otherwise alienable either by voluntary or involuntary act or by operation of law, nor subject to attachment, execution, garnishment, sequestration or other seizure, under any legal or equitable process. However, the benefits payable hereunder and any interest of a Participant in the Trust may be subject to the creation, assignment, or recognition of a right pursuant to a Qualified Domestic Relations Order.

         Section 10.4 - Headings. Headings and sub-headings herein are inserted for convenience of reference only and are not to be considered in the interpretation or the construction of the provisions of the Plan.

         Section 10.5 - Limitation on Employer's and Trustee's Liability. Neither the Trustee nor the Employer guarantees the benefits payable under the Plan or Trust, and payments which are specified to be made to Participants and Beneficiaries shall be made exclusively from the assets of the Trust.

         Section 10.6 - Return of Contributions. In no event shall any part of the Trust assets be paid to or become vested in the Employer, or be used for any purpose whatsoever other than for the exclusive benefit of Participants and their Beneficiaries, except as specifically provided herein to the contrary, and except that contributions of the Employer may be returned if:

                  1) The contribution was conditioned on the qualification of the Plan under Section 401(a) of the Code, the Plan does not so qualify, and the contribution is returned within one year after the Plan is found to not so qualify;

                  2) The contribution was made due to a mistake of fact, the contribution is returned within one year of the mistaken payment of the contribution and the return satisfies the requirements of the last paragraph of this Section; or

                  3) The contribution was conditioned on its deductibility, the deduction is disallowed, the contribution is returned within one year of the disallowance of the deduction, and the return satisfies the requirements of the last paragraph of this Section.

         The return of a contribution to the Employer satisfies the requirements of this paragraph if the amount so returned (a) does not exceed the amount which would have been contributed had there been no mistake of fact or error in determining the deduction, as the case may be, (b) does not include the net earnings attributable to such contribution, (c) is reduced by any net losses attributable to the contribution, and (d) does not reduce the Account of any Participant to less than such Account would have been had the returned contribution never been made.

         Section 10.7 - Merger. The Plan shall not be merged or consolidated with any other plan and no assets or liabilities of the Plan shall be transferred to any other plan unless each person having an interest in the Trust would (if the Plan were then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then terminated).

         Section 10.8 - Military Leaves. Notwithstanding any provision of this plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code ss. 414(u).

ARTICLE 11.  AGREEMENT TO PURCHASE STOCK

         Section 11.1 - Stock Subject to this Article. This Article shall apply to Stock acquired by the Trust and distributed to Participants or their Beneficiaries hereunder for any periods when ownership of the Stock is not restricted to active Employees and the Plan. Each certificate representing shares of Stock acquired by the Trust and each Stock certificate representing shares of Stock distributed to a Participant or Beneficiary hereunder shall be endorsed substantially as follows:

                           "The shares represented by this certificate are
                  subject to the provisions of the BUCA, Inc. Employee Stock Ownership Plan, a copy of which is on file with the Secretary of the Company at its registered office, the provisions of which include restrictions on transferability and a right of the shareholder to require the Employer to purchase shares represented by this certificate under circumstances provided for therein."

In addition, to the extent applicable, the following legend will be placed on each Stock certificate distributed under the Plan:

                           "The shares represented by this certificate have not
                  been registered under the Federal Securities Act of 1933 or under any applicable state securities law and may not be sold or otherwise disposed of for value, or transferred, except pursuant to registration, exemption from registration, or operation of law. The holder is required to obtain an opinion of legal counsel satisfactory to the Company to the effect that the shares may be transferred without registration if any exemption is claimed."

         Provided, however, that failure to so endorse any of such Stock certificates shall not render this Section invalid or inapplicable. The Employer shall keep a copy of the Plan available for inspection by all properly interested parties at its registered office.

         Section 11.2 - Put Option. No Stock shall be subject to any put, call or other option, or buy-sell or similar arrangement when held by or distributed from the Plan, except for the following put option and the right of first refusal set forth in Section 11.3.

         Any share of Stock distributed from the Plan shall be subject to the following put option if such Stock is not or ceases to be publicly traded or becomes subject to a trading limitation. This Stock will be considered as publicly traded at any time if it is then listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934 or is quoted on a system sponsored by a national securities association registered under Section 15A(b) of the Securities Exchange Act. The Stock will be treated as subject to a "trading limitation" only if any federal or state securities law, or any regulation thereunder, makes the Stock not as freely tradable as Stock not subject to such restrictions.

         The put option is exercisable only by the Participant who receives such shares from the Plan, by his donees, or by a person (including an estate or its distributee) to whom the Stock passes by reason of a Participant's death. The put option will apply only if, within the put option periods described hereinafter, the Stock is not or ceases to be publicly traded without restriction. The first put option period shall be for 60 days following the date the stock is distributed to any individual who may exercise the put option. If the individual does not exercise the put option within such 60-day period, then such option shall lapse and a second and final put option period shall commence in the Plan Year following the Plan Year within which the first 60-day option period lapsed. This final put option period shall be for 60 days after individuals holding the put option are notified of the Fair Market Value.

         If, within either or both of said put option periods, the Stock was publicly traded without restrictions, but ceases to be publicly traded without restriction, the Administrator will notify each such security holder in writing on or before the tenth day after the date the Stock ceases to be so traded that for the remainder of the put option period the Stock is subject to the put option. If such notice is not given within ten days, a day shall be added to the duration of the put option during which the Stock issued to be publicly traded without restriction for each day after said ten-day period such notice has not been given. Such notice must inform distributees of the terms of the put option they are to hold.

         The put option requires the Employer to purchase the Stock and is to be exercised by the holder notifying the Administrator in writing that the put option is being exercised. The Plan is granted the option to assume the rights and obligations of the Employer at the time the put option is exercised. The period during which a put option is exercisable does not include any time when the distributee is unable to exercise it because the Employer is prohibited from honoring it by applicable federal or state law. The price of the put option shall be the Fair Market Value of the Stock as of the most recent Accounting Date at the time of the exercise of the put option; except in the case of a transaction between the Plan and a disqualified person, as defined in Section 4975(e)(2) of the Code, in which case the price must be determined as of the date of the transaction. Notwithstanding the above, if the Administrator determines that there has been a significant change in the value of the Stock, it may cause a more current determination of Fair Market Value to be used for transactions with non-disqualified persons on and after such date as the Administrator may determine.

         The payment terms shall be as described below, unless the Employer or Plan, as the case may be, specifies payment at an earlier period of time. When the Employer is repurchasing the Stock under the put option where the Account in question has been distributed in a lump sum payment, the Employer may exercise its option to repurchase the Stock on an installment basis over a period of five
(5) years with the first payment being made within 30 days of the exercise of the put option. If the holder agrees, the repurchase period may be extended to a total of ten (10) years. A reasonable rate of interest must be paid on any deferred payments. The Administrator shall determine this rate in accordance with uniform rules. The seller must be given a promissory note, the full payment of which could be required by the holder if the repurchaser defaults in the payment of a scheduled installment payment, plus adequate security in accordance with Treasury Regulation Section 54.4975-7(b)(12)(iv) (or any successor regulation).

         If the distribution of the Account is in a form other than a lump sum distribution, the Stock shall be paid for within 30 days from the date of the exercise of the option as to each partial distribution.

         Payment under the put option described above shall not be restricted by the terms of any loan.

         Section 11.3 - Right of First Refusal. Any share of Stock shall be subject to the following right of first refusal if such Stock is not publicly traded at the time the right may be exercised. This Stock will be considered as publicly traded at any time if it is then listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934 or is quoted on a system sponsored by a national securities association registered under Section l5A(b) of the Securities Exchange Act.

         The right of first refusal applies to any holder who receives the Stock or to whom the Stock passes from the Plan. It does not apply in the case where there is no distribution of Stock due to a provision in the bylaws or Articles of Incorporation of the Employer prohibiting a non-Employee from owning Stock. Such holder may not transfer or in any way dispose of such Stock without first offering to sell the Stock to the Plan. Such offer shall be made in the form of a written notice to the Trustee and the Employer disclosing: (1) the name(s) of the proposed transferee(s) of the Stock; (2) the certificate number and number of shares of the Stock proposed to be transferred; (3) the proposed price; and
(4) all other terms of the proposed transfer.

         Within 14 days after such notice is given, the Trustee shall have the option to purchase all or a part of such Stock. If the Trustee decides to exercise this right of first refusal, the price shall be the Fair Market Value of the Stock as of the most recent Accounting Date at the time of the exercise of the right (except in the case of a transaction between the Plan and a disqualified person, as defined in Section 4975(e)(2) of the Code, in which case the price must be determined as of the date of the transaction) or the proposed price and other terms of the transfer, whichever is greater.

         In the event that the Trustee notifies the Employer that the Trustee does not intend to exercise the option to purchase the Stock and in the event the 14-day period has not expired, the Employer shall have the option to purchase all or a part of such securities, for the purchase terms described previously, which option must be exercised within 14 days after such notice is given to the Trustee.

         In the event that neither the Trustee nor the Employer exercises the option to purchase such Stock, the holder shall have the right to transfer or otherwise dispose of such Stock in accordance with the terms of the transfer set forth in the written notice to the Trustee and the Employer, provided such transfer is effected within 15 days after the expiration of the 14-day option period. If the transfer is not effected within such period, the Plan and the Employer must again be given an option to purchase, as provided in this Section.

         Section 11.4 - Nonlapse. The provisions under Sections 11.1, 11.2 and
11.3 shall not lapse and shall continue to be applicable to Stock even if the Plan terminates or ceases to be an employee stock ownership plan described in
Section 4975(e)(7) of the Code.

ARTICLE 12.  TOP HEAVY PLAN PROVISIONS

         Notwithstanding any provision of the Plan to the contrary, the provisions of this Article shall govern for any Plan Year in which the Plan is a Top Heavy Plan as of the Determination Date of the Plan.

         Section 12.1 - Special Definitions. Whenever used in this Plan the following terms shall have the respective meanings set forth below, unless the context clearly requires otherwise, and when the defined meaning is intended the term is capitalized.

                  Section 12.1.1 - "Determination Date" for a plan year of a plan means the last day of the preceding plan year of the plan, or in the case of the first plan year of the plan, the last day of such plan year.

                  Section 12.1.2 - "Key Employee" means any Employee or former Employee (including any deceased Employee) of an Affiliate who, at any time during the Plan Year containing the Determination Date for the Plan Year which is being tested for top heaviness or during any of the four (4) preceding Plan Years--which period is referred to as the "testing period"--is (a) an officer (that is, an administrative executive who is in regular and continued service) of an Affiliate (but in no event shall more than fifty persons or, if lesser, the greater of 3 persons or ten percent (10%) of the number of employees of all Affiliates as of the Determination Date for the Plan Year which is being tested for top heaviness, be treated as officers) if such person's 415 Compensation for any of said Plan Years in which he was an officer exceeds 50% percent of the maximum dollar limitation of Code
         Section 415(b)(1)(A) for the calendar year in which ends the Plan Year which is being tested for top heaviness; (b) one of ten Employees owning

         (or considered as owning within the meaning or based on the principles of Code Section 318) during a Plan Year in the testing period both more than 1/2% ownership interest and the largest percentage ownership interest in any of the Affiliates during such Plan Year of ownership if such person's 415 Compensation exceeds the maximum dollar limitation of Code Section 415(c)(1)(A) for the calendar year in which such Plan Year ends; (c) a person owning (or considered as owning within the meaning or based on the principles of Code Section 318) five percent (5%) or more of the outstanding interest in any Affiliate; or (d) a person owning (or considered as owning within the meaning or based on the principles of Code Section 318) one percent (1%) of the outstanding interest in any Affiliate if such person's 415 Compensation for the Plan Year exceeds $150,000.

                  There is no minimum number of officers that must be taken into account, and the limited number of officers considered shall be those with the highest one-year 415 Compensation received while an officer for the Plan Year including the Determination Date for the Plan Year which is being tested for top heaviness and the preceding four Plan Years.

                  For purposes of determining under (b), above, the persons owning the largest interests, if two persons have the same interest, the person whose 415 Compensation for the Plan Year of ownership in the testing period is the highest, shall be deemed to have a larger interest. If a person's ownership changes during a Plan Year, his interest is the largest interest owned at any time during the Plan Year. For Plan Years beginning after December 31, 1988, for purposes of this Article 12, 415 Compensation shall be adjusted to include amounts that would otherwise be excluded from a Participant's gross income by reason of application of Code Sections 125, 402(a)(8), 402(h)(1)(B) and, in the case of Employer contributions made pursuant to a salary reduction agreement, 415 Compensation shall include amounts that would otherwise be excluded from a Participant's gross income by reason of the application of Code Section 403(b).

                  For purposes of applying subparagraph (C) of Code Section 318(a)(2), five percent (5%) shall be substituted for fifty percent (50%). A person's interest in all outstanding stock or all outstanding stock with voting power shall be utilized in the determination of ownership interest in a corporation. A person's interest in capital or profits shall be utilized in the determination of ownership interest in a noncorporate entity. The rules of subsections (b), (c), and (m) of Code Section 414 shall not be applicable for purposes of determining ownership in Affiliates under this paragraph for purposes of testing the five percent (5%) and one percent (1%) limits but shall be taken into account in determining whether an individual has 415 Compensation in excess of $150,000. A beneficiary of a deceased Participant who was a Key Employee shall be considered to be the Key Employee with respect to the benefits received.

                  Section 12.1.3 - "Permissive Aggregation Group" means the Required Aggregation Group of plans plus any other plan or plans of the Employer or the Affiliates which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code Sections 401(a)(4) and 410.

                  Section 12.1.4 - "Required Aggregation Group" means:

                           (a) Each qualified plan maintained by Affiliates in
                  which at least one Key Employee participates; and

                           (b) Any other qualified plan of Affiliates which
                  enables such plan to meet the requirements of Code Sections 401(a)(4) and 410.

                  The Required Aggregation Group shall include any terminated plan maintained by Affiliates during the five-year period ending on the Determination Date if the plan would have been included in the Required Aggregation Group had it not been terminated.

                  Section 12.1.5 - "Super Top Heavy Plan" means a qualified plan maintained by the Employer or an Affiliate where, as of the Determination Date for the plan year, the plan would meet the test for a Top Heavy Plan if ninety percent (90%) were substituted for sixty percent (60%) in each place it appears in the definition of a Top Heavy Plan.

                  Section 12.1.6 - "Top Heavy Plan" means a qualified plan maintained by the Employer or an Affiliate where, as of the Determination Date for the Plan Year, any of the following exists:

                           (a) The Top Heavy Ratio for such plan exceeds sixty
                  percent (60%) and the plan is not a part of any Required Aggregation Group or Permissive Aggregation Group of plans;

                           (b) Such plan is a part of a Required Aggregation
                  Group of plans (but not a part of a Permissive Aggregation Group) and the Top Heavy Ratio for the group of plans exceeds sixty percent (60%); or

                           (c) Such plan is a part of a Required Aggregation
                  Group and a Permissive Aggregation Group and the Top Heavy Ratio for the Permissive Aggregation Group exceeds sixty percent (60%).

                  Section 12.1.7 - "Top Heavy Ratio" for a group of qualified plans maintained by an Affiliate means a fraction, the numerator of which is the sum of account balances under the defined contribution plans (including any simplified employee benefit plan) for all Key Employees and the present value of accrued benefits under the defined benefit plans for all Key Employees, and the denominator of which is the sum of the account balances under the defined contribution plans (including any simplified employee benefit plan) for all participants and the present value of accrued benefits under the defined benefit plans for all participants as of the Determination Date. Both the numerator and denominator of the Top Heavy Ratio are adjusted for a distribution of any part of an account balance or an accrued benefit made in the five-year period ending on the Determination Date.

                  For purposes of determining the Top Heavy Ratio, the following rules apply. The value of account balances and the present value of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the twelve-month period ending on the Determination Date. Contributions allocated to accounts for the first year of a plan which are to be allocated as of a date not later than the Determination Date but have not been made as of that date shall be counted as a part of the account balance. A similar rule shall apply for all years of plans subject to minimum funding standards, including contributions which have been waived, or not made and result in a funding deficiency. The account balances and accrued benefits of a participant who is not a Key Employee but who previously was a Key Employee will be disregarded. The accrued benefit of a person who has not performed any services for the Employer or Participating Affiliate during the five (5) year period ending on the Determination Date is excluded from the calculation to determine top heaviness. The account balances and accrued benefits under plans other than said plan being tested for top heaviness which are maintained by an entity other than the Employer attributable to periods such entity was not an Affiliate shall be disregarded. The beneficiaries of account balances and accrued benefits of a deceased participant shall be treated as a participant with respect to the benefits received.

                  The calculation of the Top Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code Section 416 and the regulations thereunder. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year. The present value of accrued benefits for a defined benefit plan shall be determined as of the Determination Date using reasonable actuarial assumptions specified by the Employer, but if none are specified, then an interest rate of five percent (5%) per annum and the 1984 Unisex Pension Mortality Table shall be used. The references to plans only include qualified plans.

                  Section 12.1.8 - "Valuation Date" for purposes of determining the value of plan accounts of a Top Heavy Plan shall be the same date as the Determination Date.

         Section 12.2 - Minimum Allocation. The provisions of this Section shall not apply to an individual to the extent the individual is covered under any other plan or plans of the Employer or its Affiliate, and the Employer has provided that the minimum allocation or benefit requirement applicable to Top Heavy Plans will be met other than as provided in this Section. Any contribution to be made to the Trust by the Employer for a Plan Year and forfeitures, if any, shall be allocated among the individuals entitled to participate in Employer's contribution to the Trust for the Plan Year in the proportion that the 415 Compensation for the Plan Year paid by the Employer to each such individual bears to the 415 Compensation paid by the Employer to all such individuals. Allocations shall be made even though, under other Plan provisions, the individual would not otherwise be entitled to receive an allocation for the Plan Year because of: (i) the individual's failure to complete 1,000 Hours of Service during the Plan Year; (ii) the individual's failure to make mandatory contributions to the Plan; or (iii) the individual's Credited Compensation was less than a stated amount. In the event the Employer or an Affiliate maintains any other plan which with this Plan is a part of a Permissive Aggregation Group and any other plans not in the Permissive Aggregation Group to which the Employer or an Affiliate contributes, the following rules shall apply to the allocation of Employer contributions and forfeitures, if any, pursuant to this Section.

                  a) If such other plan or plans are defined contribution plans, and an individual does not participate in such other plan or plans, the Employer's contributions and forfeitures, if any, credited to the Account of an individual who is not a Key Employee for the Plan Year shall in no event be less than the lesser of (i) three percent (3%) of the individual's 415 Compensation (four percent (4%) of an individual's (whether or not the individual is a Key Employee) 415 Compensation if the Plan is Top Heavy and the limitations of Section 12.4 would otherwise apply); or (ii) the percentage of 415 Compensation allocated under this Plan and all other defined contribution plans to the accounts of the Key Employee whose total allocation (expressed as a percentage of 415 Compensation) of Employer and Affiliate contributions and forfeitures, if any, is the highest for the Plan Year.

                  b) If such other plan or plans are defined contribution plans and the individual participates in at least two (2) defined contribution plans, the minimum Employer contribution described in subsection (a) above shall be reduced by the contributions of the Employer and Affiliates and forfeitures, if any, made on the individual's behalf to each other plan or plans in which the individual also participates.

                  c) If such other plan or plans include a defined benefit plan in which an individual does not participate and this Plan enables the defined benefit plan to meet the requirements of Code Sections 401(a)(4) and 410 and is a part of a Required Aggregation Group, Employer contributions and forfeitures, if any, credited to the Account of an individual who is not a Key Employee shall not be less than three percent (3%) of his 415 Compensation (four percent (4%) of an individual's 415 Compensation (whether or not the individual is a Key Employee) if the Plan is Top Heavy and the limitations of Section 12.4 would otherwise apply), reduced by Employer and Affiliate contributions or forfeitures, if any, made and required to be made on the individual's behalf under any other defined contribution plan maintained by the Employer or Affiliate in which the individual participates.

                  d) If such other plan or plans include a defined benefit plan in which an individual does participate, the amount of Employer contributions and forfeitures, if any, credited to the Account of an individual who is not a Key Employee shall in no event be less than five percent (5%) of his 415 Compensation (seven and one-half percent (7 1/2%) of an individual's 415 Compensation (whether or not the individual is a Key Employee) if the Plan is Top Heavy and the limitations of Section 12.4 would otherwise apply), reduced by Employer and Affiliate contributions, and forfeitures, if any, to his account in any other defined contribution plan in which the individual participates (including any provisions in the plan that provides for a minimum benefit), and reduced further by the comparable contribution that would have to be made to this Plan to provide the individual's accrued benefit (including any provisions in the plan that provides for a minimum benefit) under the defined benefit plan.

         In the event the Employer or an Affiliate does not maintain any other plan which with this Plan is a part of a Permissive Aggregation Group, the following rules shall apply to the allocation of Employer contributions and forfeitures, if any, pursuant to this Section. The Employer contributions and forfeitures, if any, credited to the Account of an individual who is not a Key Employee for the Plan Year shall in no event be less than the lesser of three percent (3%) of the individual's 415 Compensation, or the percentage of 415 Compensation allocated under this Plan to the Account of the Key Employee whose total allocation (expressed as a percentage of 415 Compensation) of Employer contributions and forfeitures, if any, is the highest for the Plan Year.

         Any amounts not allocated because of the limitations set forth previously in this Section shall be allocated in accordance with the allocation provisions set forth in Article 5 of the Plan. The minimum allocation set forth in subparagraphs (a) and (b) of this Section is determined without regard to any Social Security contribution. The amount of the minimum allocations described in this Section shall be computed as of the last day of the plan year for each plan that is within the same calendar year.

         Section 12.3 - Vested Account Balance. For any Plan Year in which this Plan is Top Heavy, an individual's benefit within the meaning of Code Section 411(a)(7) shall remain 100% vested.

         Section 12.4 - Limitation on Benefits. If the Participant is a Participant in the Plan and any defined benefit plan maintained by the Employer or an Affiliate, the sum of such Participant's defined benefit plan fraction and defined contribution plan fraction, as determined pursuant to Code Section 415(e) (as modified by Code Section 416(h)) for any plan year may not exceed one
(1). The Employer may, in calculating the defined contribution plan fraction, elect to apply the transitional rule provided in Code Section 415(e)(6) as modified by Code Section 416(h)(4). Provided the Plan is not a Super Top Heavy Plan, and Code Section 416(h) would otherwise be applicable to the Plan, a Participant's defined benefit plan fraction will be determined solely in accordance with Code Section 415(e) and additional minimum contributions or benefits will be provided all Participants in accordance with Section 12.2.

ARTICLE 13.  PARTICIPATION BY AFFILIATES

         Section 13.1 - In General. The Employer may be a member of a group of corporations or businesses which is an Affiliate, and one or more of said group of corporations or businesses may wish to adopt this Plan. The provisions of this Article set forth the terms and conditions relating to said adoption of this Plan by an Affiliate.

         Section 13.2 - Adoption. The Employer may permit any Affiliate to adopt this Plan and thereby become a Participating Affiliate by action by the Affiliate's Board of Directors or other governing body and by the execution of a written acceptance of such adoption by the Employer. If the Employer makes a contribution (as common paymaster) on behalf of a wholly-owned subsidiary of the Employer, that action shall constitute the subsidiary's adoption of this Plan by action of its sole shareholder and shall also constitute acceptance by the Employer. As a result, the subsidiary shall become a Participating Affiliate without any further action by the Employer or the subsidiary and shall be deemed to have adopted the Plan effective as of the first day of the Plan Year for which the contribution was made. Unless otherwise specified, the terms and conditions of the Plan applicable to Employees of the Employer shall be applicable to Employees of Participating Affiliates. Notice of this adoption shall be given by the Employer to the Trustee. The adoption shall specify the effective date of the adoption and any other special provisions applicable to the Participating Affiliate. For example, a special definition of Credited Compensation, eligibility or benefit accrual provisions may be applicable to the Participating Affiliate. After the effective date of the adoption by the Participating Affiliate, the Plan shall apply to common law employees of the Participating Affiliate who shall be considered as Employees.

         The adoption of this Plan by the Participating Affiliate shall not be deemed to be a contract between the Participating Affiliate and any of its Employees. In addition, the Participating Affiliate does not guarantee the benefits payable under the Plan and Trust Agreement. Except as specifically provided in the Plan to the contrary, in no event shall any part of the Trust assets be paid to or become vested in the Participating Affiliate.

         Section 13.3 - Administration. In the event that a Participating Affiliate adopts this Plan, except for the specific provisions contained in the adoption document, in this Article, or in any resolution made by the Employer's Board of Directors, the Employer shall have complete authority and control to administer the Plan and to delegate specific fiduciary duties and responsibilities and shall be deemed the Administrator for all purposes. Any administration or delegation pursuant to this Plan may be rescinded by the Employer at any time. The Employer in its sole discretion shall also have the authority to allocate the responsibility for payment of expenses of the administration of the Plan among itself and the various Participating Affiliates, to the extent not paid by the Plan or Trust.

         Section 13.4 - Amendment. Whether or not Affiliates have adopted this Plan, only the Employer shall have the right to amend this Plan and to specify the effective date of such amendment. However, any amendment of this Plan shall be communicated to each Participating Affiliate. Unless a Participating Affiliate elects to withdraw from the Plan within five days of notice of the amendment, it shall be deemed to have agreed to and accepted the amendment. No notice shall be required if the Board of Directors of the Participating Affiliate consists of the same persons as the Board of Directors of the Employer.

         Section 13.5 - Termination or Withdrawal. Any Participating Affiliate may discontinue contributions or withdraw from the Plan by delivering a notice adopted by the Participating Affiliate's Board of Directors or other governing body to the Employer, specifying the date of its discontinuance or withdrawal. The Employer shall certify such discontinuance or withdrawal to the Trustee or insurer, if any. Such notice shall specify whether such Participating Affiliate intends to continue a plan through the use of a separate document. If a Participating Affiliate completely discontinues contributions to the Plan, is adjudicated bankrupt, has its assets assigned to or for the benefit of creditors, or is dissolved, such an event shall terminate its participation in the Plan. A withdrawal or termination of participation by a Participating Affiliate shall not constitute a termination of the Plan, unless the Employer and all Participating Affiliates withdraw and/or terminate their participation in the Plan. A withdrawal or termination of participation in the Plan by a Participating Affiliate shall not constitute a partial termination of the Plan, unless specified in writing by the withdrawing Participating Affiliate, or except as may result by operation of law.

         If a Participating Affiliate is withdrawing from the Plan and has established a substantially identical plan, the Trustee of this Plan shall transfer the assets of Participants who are employed by the withdrawing Participating Affiliate at the time of the withdrawal to the funding agent of said plan. If a Participating Affiliate is withdrawing or terminating from the Plan and has not established a substantially identical plan within a reasonable period, the Trustee shall: (a) transfer any assets in the Unallocated Stock Account established in accordance with Section 5.2 attributable to the Participating Affiliate's contributions to said Affiliate to the extent it may not then be allocated pursuant to Section 5.1 to the Accounts of Participants who are employed by the withdrawing Participating Affiliate at the time of the withdrawal or termination; and (b) declare all Accounts of Participants who are employed by the withdrawing Participating Affiliate at the time of the termination or withdrawal as non-forfeitable, credit any increase or charge any decrease to all such Accounts then existing in the manner provided in Article 6, and hold or distribute the full amount then credited to each such Account as provided in Section 7.2. The provisions of Section 9.4 shall only apply if the entire Plan is being terminated. In such event, any allocation to Participants shall be made to Participants employed by all Participating Affiliates and the Employer in proportion to their Credited Compensation as of the date of the allocation in that Plan Year.

         Section 13.6 - Application of Terms of the Plan.

                  Section 13.6.1 - Eligibility. Eligibility to participate in the Plan shall be determined separately with respect to each Participating Affiliate.

                  Section 13.6.2 - Determination of Contributions. The Employer and each Participating Affiliate shall determine and make its own contributions to the Plan, including the individual discretion to make a special contribution for the Accounts of Employees who received less of an allocation due to an oversight or mistake of fact or law. If according to the Plan amounts previously forfeited are to be restored by the Employer, the Participating Affiliate or Employer who last employed the individual to whom the forfeiture was attributable shall restore such forfeiture. Each Participating Affiliate may make its contribution under the Plan for any Plan Year, or partial payments of such contribution, at any time during such Plan Year or within the time following the close of such Plan Year which is prescribed by law for the filing of the Participating Affiliate's Federal income tax return (or a consolidated return, if applicable) for its fiscal year for Federal income tax purposes within or with which the Plan Year ends (including extensions thereof). The provisions of Section 10.6 shall apply to the contributions of each Participating Affiliate.

                  Section 13.6.3 - Allocation of Contributions and Forfeitures. Contributions made by a Participating Affiliate under the Plan shall be allocated among eligible Participants in proportion to the Credited Compensation (defined as if the Participating Affiliate were the Employer) paid by such Participating Affiliate for the period with respect to which the contributions are made. However, the Employer may adopt a rule requiring contributions to the Plan by the Employer and each Participating Affiliate to be aggregated and allocated as a single contribution. Forfeitures from a Participant's account shall be allocated among the Participants or shall reduce the contributions of the Employer or Participating Affiliate (as the terms of the Plan require) with respect to the last Employer or Participating Affiliate the forfeiting Participant worked for prior to the forfeiture date in the same manner as would contributions made by said Employer or Participating Affiliate. If active employment at the end of the Plan Year by a Participant is a requirement prior to allocation of a contribution or forfeiture to a Participant, a Participant is actively employed if employed by an Affiliate or the Employer on the last day of the Plan Year. If such individual works for more than one Participating Affiliate and/or Employer during a Plan Year, and contributions under the Plan are allocated on Credited Compensation up to a maximum dollar amount, the contributions and forfeitures to be allocated pursuant to this Plan shall be made on the pro rata portion of the maximum dollar amount of such eligible Participant's Credited Compensation paid by such Participating Affiliate or Employer.

                  Section 13.6.4 - Distributions. No distributions with respect to termination of employment shall be made until termination of employment with all Affiliates whether or not they are participating in this Plan.

         Section 13.7 - Interpretation. If any question arises with respect to the interpretation of this Plan due to the existence of Participating Affiliates that have adopted the Plan, the Employer shall establish uniform rules to resolve such questions that shall conclusively bind all Participating Affiliates and their Employees.

Dated as of September 30, 1996.


                                    EMPLOYER:

                                    BUCA, INC.


                                    By /s/ Joseph P. Micatrotto
                                       ---------------------------------


                                       Its Chief Executive Officer